PROJECT ARROW
DRAFT
CONFIDENTIAL
Presentation to the Special Committee
June 2, 2006
PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION
THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A
WRITTEN AGREEMENT WITH CREDIT SUISSE.

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Table of Contents
1. Executive Summary
2. Preliminary Perspectives on Arrow
3. Preliminary Financial Analysis
4. Review of Current Proposal
5. Preliminary Review of Selected Alternatives
6. Next Steps
Appendix

CONFIDENTIAL 2 1. Executive Summary

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Agenda
Today we will review a preliminary financial analysis of Arrow and the Company’s alternatives in the context of the Company’s recent stock price performance and its long-term prospects.
Discuss our preliminary perspectives on Arrow
Arrow stock price performance and public market valuation since its IPO
Arrow performance relative to its peers
Recent Stock Price
Performance / Public
Market Valuation
The value of Arrow’s stand-alone plan (including a continuing acquisition program)
The impact of separating Food and Support Services (“FSS”) and Uniform and Career
Apparel (“AUCA”) segments
The impact of divesting the Company’s FSS – International division or AUCA business
The implications of a significant share repurchase program (through a leveraged recapitalization) or capital distribution on value to Arrow’s stockholders
Alternatives as an
Independent
Company
The range of alternatives to the stand-alone plan (e.g., sale to strategic acquiror, leveraged buyout)
An overview of the potential acquirors and their likely appetite and financial capacity to pursue a transaction with Arrow – strategic and/or financial buyers
Alternatives
Regarding a Sale of
the Company
A discussion of how the Special Committee could respond to Mr. Neubauer and next steps in its consideration of alternatives
Discussion of
Next Steps
A review of Mr. Neubauer’s May 1 proposal
A discussion of Street and certain stockholder reactions to the proposal
Review of Current
Proposal
st

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Over the past three weeks, CS has performed initial due diligence on Arrow.
Reviewed certain publicly available business and financial information relating to Arrow
Reviewed certain other information relating the Company, including financial forecasts, provided to us by
Company management
On May 18   and 19  , CS met with certain members of Arrow’s senior management including Joe
Neubauer (Chairman and CEO), Fred Sutherland (EVP and CFO), Andrew Kerin (SVP & President, FSS–
U.S.), Ravi Saligram (SVP & President, FSS–International), Tom Vozzo (SVP & President, AUCA), Alan
Griffith (SVP, Finance), Chris Holland (VP & Treasurer) and Joe Delaney (VP, Corporate Planning) to
discuss the business and prospects of the Company
Reviewed information with members of senior management in several subsequent discussions, and requested and discussed supplemental diligence information
Participated with the Special Committee’s legal counsel in a call with counsel for Mr. Neubauer and counsel for the financial sponsor consortium to discuss the history of conversations and arrangements contemplated between the consortium and senior management
Reviewed the proposed draft merger agreement
Worked with the Special Committee’s legal counsel to review the results of legal due diligence
Reviewed the financeability of Arrow given the financial forecasts provided by the Company
CS continues to request and review information on the Company and its financial performance.
Selected CS Activities Performed to Date
th th

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Executive Summary
CS has engaged in discussions with Company management and has conducted a review of Arrow’s business, including industry dynamics, performance, prospects and a preliminary financial analysis.
Arrow has a strong market position in most of its segments and enjoys stable cash flows
Arrow’s recent performance has been impacted by business interruptions due to the 2005 hurricane season, the loss of two stadium contracts and difficulties in its international FSS segment, but recent operating and strategi
c initiatives indicate improving financial results
Arrow’s stock has recently traded at a discount to primary foodservice and uniform peers
The current proposal from Mr. Neubauer does not appear to be as attractive as alternatives that may be available to the Company.
Since announcing the proposal, the stock has continued to trade above the $32 proposed price
Arrow’s Special Committee has requested that CS assist it in considering the Company’s alternatives and in determining whether to pursue any further discussions with Mr. Neubauer and the sponsor consortium or other alternatives

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Executive Summary (cont’d)
CS’s preliminary analysis indicates that stockholder value could be created if Arrow were to pursue certain alternatives.
Successfully executing the stand-alone plan appears to indicate that there is not meaningful upside in the stock price on a PV basis above the current proposal unless the Company experiences significant P/E multiple expansion; however, a DCF of the current company plan appears to indicate value in excess of the current proposal
A transformational acquisition is unlikely to be actionable in the short-term and presents integration risks; at current valuations it may be difficult to create value in excess of the stand-alone plan
Given FSS – International’s strategic importance to serving global customers and tax leakage, a sale of the unit is unlikely to create incremental value
A separation of AUCA either through a spin-off or divestiture may be a viable approach to resolving the
Company’s consolidated valuation discount through obtaining a market valuation for the segment
A major share repurchase may be a viable alternative, either alone or in combination with other alternatives, to offer a monetization event at a premium and create additional value for remaining shareholders as well as provide a competitive alternative to an LBO
CS believes an LBO could be affected at a premium to the current proposal while still achieving desired returns on equity
Broad strategic interest in pursuing a transaction is likely limited; however, Sodexho appears best positioned to explore a combination

CONFIDENTIAL 7 2. Preliminary Perspectives on Arrow

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International
Principal Business Units:
Ireland
Canada
Germany
Chile
FSS–U.S.
65%
FSS–Int'l
21%
AUCA–Renta
10%
AUCA–Direct Marketing
4%
FSS–U.S.
63%
FSS–Int'l
15%
AUCA–Rental
21%
AUCA–Direct Marketing
2%
Arrow Business Overview
LTM Revenue Mix ($11.3 billion)
LTM EBITDA Mix ($931.8 million)
(1)
Arrow’s business model is heavily focused on its FSS segment.  Furthermore, FSS and
AUCA operate fairly autonomously.
Source:  Public filings.
Note:  LTM figures as of 3/31/06.
(1)  LTM EBITDA of $931.8 million includes corporate expense allocation.
Spain
Japan (JV)
United States
Principal Business Units:
Business Services
Healthcare
Corrections
Sports & Entertainment
LTM Revenue $7.3B
LTM EBITDA $612M
% Margin 8.4%
LTM Revenue $2.4B
LTM EBITDA $150M
% Margin 6.2%
Food and Support Services (“FSS”)
Rental
Principal Business Unit:
Uniform Rental Services
Direct Marketing
Principal Business Units:
Wearmark / Crest
Galls
LTM Revenue $1.2B
LTM EBITDA $202M
% Margin 17.3%
LTM Revenue $427M
LTM EBITDA $15M
% Margin 3.5%
Uniform and Career Apparel (“AUCA”)
Education

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Business Perspectives
Arrow Position
Summary of
Opportunities
& Challenges
United States International Rental Direct Marketing
Business Services
(10.2% of consolidated
revenues) is highly
competitive; pricing
pressure
Sports & Entertainment
increasingly competitive
with lumpy results
Further growth in
Corrections and
Healthcare due to
operating leverage and
market foothold
Potential for same-store
sales growth in Higher
Education given current
initiatives
Most markets are
business services-
oriented, causing
margin pressure
Opportunity to expand
Healthcare operations
in multiple countries
Several large contracts
in the UK (e.g.,
BP) up
for renewal
Management issues
appear to be addressed
(e.g.,
UK and Spain)
and turnarounds are
underway
Customer Connect
initiative to drive margin
expansion
Disparate operating
standards and
capabilities resulting
from acquisition vs.
greenfield historical
growth inhibits
operational efficiency
Opportunities to benefit
from Asian sourcing
High energy costs
negatively impacting
margins
Increased competition
from new entrants
Large inventory
requirements
Lower discretionary
spending budgets in the
military and local police
have impacted
comparable period
results
Food and Support Services Uniform and Career Apparel
Market leader, with
particularly strong
positions in Corrections
and Higher Education
Leading share in select
markets, but generally
trailing major
competitors
#2 market position in
U.S. with strong
nationwide network
Significant domestic
presence with
approximately 4%
market share
Trend
Market
Landscape
Highly concentrated
market with three major
players: Arrow,
Compass and Sodexho
Compass and Sodexho
strong internationally in
most markets;
numerous strong
regional/country level
competitors
Four major national
players: Cintas, Arrow,
G&K and UniFirst
Localized competition
Highly fragmented
market with no clear
market leader

Share Price
Daily Volume in Thousands

CREDIT SUISSE

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$0
$5
$10
$15
$20
$25
$30
$35
Dec-01 Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Nov-04 May-05 Nov-05 May-06
0
6,000
12,000
18,000
24,000
30,000
Arrow Stock Performance –
IPO to Today
Despite its consistent EPS growth, Arrow’s stock price has remained relatively flat in absolute terms and has experienced P/E multiple contraction.
$23
Source:  FactSet.
Note:  Data reflects daily closing price and shares traded.
Note:  24.2% of public float traded on day of announcement.
Date: 4/28/06
Price: $28.11
% CAGR: 4.7%
NTM EPS: $1.74
% CAGR: 9.3%
NTM P/E: 16.7x
Stock price has remained relatively flat since IPO, despite solid earnings growth
Multiple contraction has occurred since IPO
The stock has traded heavily since Mr. Neubauer’s
announcement (average daily volume of approximately 530
thousand shares since IPO vs. 2.8 million since announcement)
Observations
Date: 12/11/01
Price: $23.00
% CAGR: NA
NTM EPS: $1.18
% CAGR: NA
NTM P/E: 19.5x
$32
5/1/06
Bid Price:
$32.00

Elior
UniFirst
CINTAS
Sodexho
ALLIANCE
COMPASS

CREDIT SUISSE

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30
40
50
60
70
80
90
100
110
120
130
12/11/01 10/22/02 9/2/03 7/13/04 5/24/05 4/4/06
Arrow Relative Performance –
IPO to Pre-Offer
Arrow’s share price has outperformed its peer groups since its IPO, although it has performed in the middle of its peer group on a total return basis.
Relative Stock Price Performance Total Annualized Shareholder Return
Source: FactSet
Note: Stock price performance and total annualized return calculated from December 11, 2001 through April 28, 2006.
15.2%
(7.1%)
(35.3%)
Arrow S&P 500 AUCA Composite FSS Composite
10.7%
Note:  AUCA Composite includes Cintas, G&K and UniFirst.
Note:  FSS Composite includes Compass, Elior and Sodexho.
Food and Support Services Uniform and Career Apparel
Note:  Reflects stock price appreciation and dividend distributions from Arrow IPO to April 28, 2006, the close prior to Mr. Neubauer’s bid.
Note:  Elior stock price and dividend appreciation as of January 11, 2006, the close prior to Robert Zolade’s tender consideration announcement.
S&P 500
(13.9%)
(2.9%)
(2.0%)
2.8%
5.1%
5.9%
10.0%
11.3%
Arrow

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Wall Street Perspectives on Arrow
“A flurry of recent challenges, including management disruption, underperforming hospital contracts, a few lost stadium contracts, and last year’s hurricanes have resulted in some earnings volatility for [Arrow].”
Deutsche Bank – May 10, 2006
“…operating performance has been mixed in recent quarters, but we see scope for better growth and margins going forward. Given a few quarters, we expect the healthy top line growth to translate into modest operating leverage.”
Morgan Stanley – May 10, 2006
Analyst EPS Estimates Target Long-Term
Firm Date Recommendation FY06E FY07E
Price
(1)
EPS Growth
CIBC 05/10/06 Sector Performer $1.65 $1.85 $30.00 10%
Citigroup 05/10/06 Hold 1.64 1.84 33.00 12%
Credit Suisse 05/10/06 Market Weight 1.64 1.87 28.00 NA
Deutsche Bank 05/10/06 Hold 1.70 1.85 35.00 NA
Goldman Sachs 05/10/06 Neutral 1.63 1.86 29.00 NA
JP Morgan 05/01/06 Neutral 1.67 1.82 NA NA
Lehman Brothers 05/11/06 Equal-weight 1.65 1.81 30.00 10%
Merrill Lynch 05/11/06 No Rating 1.63 1.80 31.00 13%
Morgan Stanley 05/10/06 Equal-weight 1.64 1.95 35.00 NA
Robert W. Baird 05/11/06 Neutral 1.63 1.90 33.00 10%
Thomas Weisel 05/10/06 Outperform 1.64 1.85 NA 12%
Wachovia 05/10/06 Market Perform 1.63 1.76 28.00 12%
William Blair 05/10/06 Market Perform 1.63 1.81 NA 12%
Mean $1.64 $1.84 $31.20 11%
Median 1.64 1.85 30.50 12%
Management Plan $1.62 $1.80 NA 13%
% Variance to Street Mean (1%) (2%) NA 11%
Source: Wall Street equity research, Bloomberg and FactSet.
(1) Refers to research analyst's target price prior to Mr. Neubauer's bid on May 1, 2006.
(2) Arrow long-term EPS growth calculated as management's 2005A–2010E EPS CAGR (5-year growth rate).
(2)

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$311
$690
$642
$616
$589
$313
$677
$618
$579
$593
Budget Actual
2003 2004 2005 2006E
2006YTD
(1) (2)
Historical Performance vs.
Budget
Arrow’s historical sales and operating profit have been consistent with the Company’s budgeted operating plan.
Sales
EBIT
$5,718
$11,664
$11,030
$10,059
$9,466
$5,755
$11,599
$10,963
$10,192
$9,448
Budget Actual
2003 2004 2005 2006E
2006YTD
(1) (2)
Note:  Budget reflects Arrow’s Board plan submitted to Board in fiscal Q2 each year.
(1) Original plan as of late summer 2005. Current forecast was provided to CS on May 25, 2006.
(2) YTD through March 2006.
($ in millions)
($ in millions)
Original
Forecast
Current
Forecast
Original
Forecast
Current
Forecast
Percent Difference (Actual / Budget)
(0.2%) 1.3% (0.6%) (0.6%) 0.7%
Percent Difference (Actual / Budget)
0.7% (6.4%) (3.9%) (1.9%) 0.9%

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Management Financial Summary
Arrow management provided CS with the financial forecast detailed above on May 25, 2006.
($ in millions)
Historical Projected CAGR
FYE 9/30, 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E 2011E '01A–'05A '05A–'11E
Revenue
FSS–United States $4,816 $5,625 $6,545 $6,879 $7,129 $7,456 $7,925 $8,375 $8,853 $9,349 $9,862 10.3% 5.6%
% Growth 9.3% 16.8% 16.4% 5.1% 3.6% 4.6% 6.3% 5.7% 5.7% 5.6% 5.5%
FSS–International $1,109 $1,201 $1,424 $1,830 $2,280 $2,513 $2,584 $2,739 $2,901 $3,074 $3,258 19.7% 6.1%
% Growth 10.7% 8.2% 18.6% 28.6% 24.6% 10.2% 2.8% 6.0% 5.9% 6.0% 6.0%
AUCA $1,434 $1,439 $1,479 $1,483 $1,554 $1,630 $1,713 $1,790 $1,870 $1,954 $2,042 2.0% 4.7%
% Growth 0.6% 0.3% 2.8% 0.3% 4.8% 4.9% 5.1% 4.5% 4.5% 4.5% 4.5%
Total Revenue $7,359 $8,264 $9,448 $10,192 $10,963 $11,599 $12,222 $12,904 $13,624 $14,378 $15,162 10.5% 5.6%
% Growth 7.7% 12.3% 14.3% 7.9% 7.6% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5%
% Organic Growth 5.1% 1.7% 2.6% 5.7% 4.0% 5.8% 5.4% 5.6% 5.6% 5.5% 5.5% 3.5% 5.6%
EBITDA
FSS–United States $393 $469 $559 $562 $597 $637 $679 $728 $773 $825 $873 11.0% 6.6%
% Margin 8.2% 8.3% 8.5% 8.2% 8.4% 8.5% 8.6% 8.7% 8.7% 8.8% 8.9%
FSS–International $59 $67 $86 $104 $128 $160 $170 $183 $195 $208 $222 21.3% 9.6%
% Margin 5.3% 5.6% 6.1% 5.7% 5.6% 6.3% 6.6% 6.7% 6.7% 6.8% 6.8%
AUCA $202 $205 $204 $206 $213 $219 $239 $253 $268 $283 $297 1.4% 5.7%
% Margin 14.1% 14.2% 13.8% 13.9% 13.7% 13.4% 13.9% 14.1% 14.3% 14.5% 14.5%
Corporate ($24) ($30) ($40) ($40) ($37) ($61) ($58) ($61) ($64) ($68) ($72) 11.8% 11.8% Avg. Margins
Total EBITDA $630 $710 $809 $833 $900 $954 $1,030 $1,103 $1,171 $1,248 $1,320 9.4% 6.6% '01A–'05A '05A–'11E
% Margin 8.6% 8.6% 8.6% 8.2% 8.2% 8.2% 8.4% 8.5% 8.6% 8.7% 8.7%
8.4% 8.5%
Diluted EPS $0.90 $1.25 $1.34 $1.36 $1.53 $1.62 $1.86 $2.16 $2.46 $2.77 $3.13 12.5% 14.1%
% Growth 15.4% 38.9% 7.2% 1.5% 12.5% 5.9% 14.8% 16.1% 13.9% 12.6% 13.0%
Capex
FSS–United States $96 $130 $174 $185 $168 $220 $222 $226 $239 $253 $267 15.0% 8.0%
% of Revenue 2.0% 2.3% 2.7% 2.7% 2.4% 3.0% 2.8% 2.7% 2.7% 2.7% 2.7%
FSS–International $29 $22 $35 $43 $63 $46 $55 $58 $62 $65 $69 21.4% 1.5%
% of Revenue 2.6% 1.9% 2.5% 2.4% 2.8% 1.8% 2.1% 2.1% 2.1% 2.1% 2.1%
AUCA $79 $71 $94 $101 $95 $88 $94 $98 $103 $108 $113 4.6% 3.0%
% of Revenue 5.5% 4.9% 6.4% 6.8% 6.1% 5.4% 5.5% 5.5% 5.5% 5.5% 5.5%
Total Capex $204 $223 $303 $330 $326 $354 $371 $382 $404 $426 $450 12.4% 5.5%
% of Revenue 2.8% 2.7% 3.2% 3.2% 3.0% 3.1% 3.0% 3.0% 3.0% 3.0% 3.0%
Revenue Mix
FSS–United States
65.4% 68.1% 69.3% 67.5% 65.0% 64.3% 64.8% 64.9% 65.0% 65.0% 65.0%
FSS–International
15.1% 14.5% 15.1% 18.0% 20.8% 21.7% 21.1% 21.2% 21.3% 21.4% 21.5%
AUCA 19.5% 17.4% 15.7% 14.5% 14.2% 14.0% 14.0% 13.9% 13.7% 13.6% 13.5%
Source: Management estimates provided to CS on May 25, 2006.
(1) $21 million of 2006E corporate overhead comprised of non-cash FAS 123 and RSU expenses.
(1)

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$1,240
$1,160
$1,080
$990
$1,171
$1,103
$1,030
$954
2006E 2007E 2008E 2009E
Current Forecast vs.
December 2005 Forecast
Sales
EBITDA
$13,100
$12,300
$11,700
$11,000
$13,624
$12,904
$12,222
$11,599
2006E 2007E 2008E 2009E
(1) December 2005 forecast as presented to Board of Directors on December 6, 2005.
(2) Current forecast was provided to CS on May 25, 2006.
($ in millions)
($ in millions)
Percent Difference (Current / Dec. 2005)
5.4% 4.5% 4.9% 4.0%
Percent Difference (Current / Dec. 2005)
(3.7%) (4.7%) (4.9%) (5.6%)
December 2005 Current
(1) (2)
December 2005 Current
(1) (2)
December 2005 Forecast – reflects top-down forecast prepared by senior management
Current Forecast – based on review by management with operating segment heads
Provided by management to bidding group

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Current Forecast vs.
Street
Arrow’s internal forecasted top-line growth is lower than Wall Street estimates while
EBITDA is generally in-line.
$12,904
$12,222
$11,599
$13,177
$12,388
$11,663
Current Forecast Street
2006E 2007E 2008E
$954
$1,030
$1,103
$955
$1,035
$1,109
Current Forecast Street
2006E 2007E 2008E
Note:  2006E–2008E estimated sales and EBITDA based on I/B/E/S consensus estimates.
($ in millions) ($ in millions)
Sales EBITDA
Percent Difference (Current Forecast / Street)
(0.2%) (0.5%) (0.6%)
Percent Difference (Current Forecast / Street)
(0.5%) (1.3%) (2.1%)

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Performance vs.
Segment Peers –
Arrow Revenue and EBITDA Growth
2005A–2007E Revenue CAGR 2005A–2007E EBITDA CAGR
2005A–2007E Revenue CAGR 2005A–2007E EBITDA CAGR
4.3%
5.6%
6.0%
6.4%
5.7%
6.2%
Centerplate Compass Arrow Elior Sodexho Autogrill
Source:  Company public filings and management projections provided to CS on May 25, 2006.
Note:  Growth and margins based on 9/30 calendarized financials.
Note:  Arrow segment EBITDA margins exclude corporate overhead allocation.
Compass 2005 results PF for sale of SSP.
8.2%
5.5%
11.3%
6.4%
5.0%
2.1%
Davis Arrow Rentokil UniFirst G&K Services Cintas
8.3%
7.2%
9.1%
7.8%
4.9%
0.6%
Compass Centerplate Elior Autogrill Arrow Sodexho
5.9%
3.5%
9.7%
5.7%
1.3%
0.7%
Davis Rentokil UniFirst G&K Services Arrow Cintas
Note: Percentages inside bars reflect average margins from 2005A – 2007E.
Note: Percentages inside bars reflect average margins from 2005A – 2007E.
8.3%
8.4%
13.4%
7.9%
6.2%
6.7%
20.9%
14.9%
13.9%
13.8%
20.5%
6.7%

CONFIDENTIAL 18 3. Preliminary Financial Analysis

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Overview of Financial Analysis
Each methodology was
applied to Arrow’s FSS and
AUCA segments to derive
valuation
Various other considerations
were factored into valuation
Corporate overhead
A/R facility
SURP liability
Valuation is contingent upon
further evaluation of historical
and projected results
Arrow’s Estimated Valuation
“Private” market value
Implied “change of control” value
based on multiples paid for
comparable companies in acquisition
transactions
Selected Acquisitions Analysis Considerations
Quality of comparables
Availability of data
Consistency of accounting
Impacted by deal-specific issues
(e.g., strategic importance, synergies)
Public market value
Implied market trading value based
on comparable companies’ relative
benchmarks
Selected Company Analysis Considerations
Market environment
Quality of comparables
Assessment of differences versus
comparables (size, float / liquidity,
coverage)
Consistency of accounting
Considerations
Based on financial forecasts developed
by Arrow management
Discount rate and cost of capital
Terminal value assumptions
Sensitivity analysis (growth, margins)
Discounted Cash Flow Analysis
Present value of projected unlevered
free cash flows
Implied “intrinsic” value based on
timing, magnitude and risk profile of
prospective cash flows

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Preliminary Selected Companies Analysis
Selected Companies
($ in millions, except per share values)
Share 2007E I/B/E/S LT
Debt /
Price as of Equity Enterprise EV / EBITDA EV / EBIT P/E Revenue EBITDA EBIT Growth LTM Dividend LTM
Company 5/31/06 Value Value 2006E 2007E 2006E 2007E 2006E 2007E Growth Margin Margin
Rate
(1)
EBITDA Yield Ratio
ROIC
(2)
Arrow (Current) $32.75 $5,979 $7,826 8.3x 7.6x 11.4x 10.1x 20.0x 17.7x 7.3% 8.2% 6.2% 11.9% 2.0x 0.9% 16.7% 11.5%
Arrow (Offer) $32.00 $5,836 $7,683 8.1x 7.5x 11.2x 9.9x 19.5x 17.3x 7.3% 8.2% 6.2% 11.9% 2.0x 0.9% 16.7% 11.5%
Arrow (Pre-Offer) $28.11 $5,066 $6,913 7.3x 6.7x 10.0x 8.9x 17.1x 15.2x 7.3% 8.2% 6.2% 11.9% 2.0x 1.0% 16.7% 11.5%
Food and Support Services
Autogrill $15.68 $3,990 $5,253 8.1x 7.6x 12.7x 11.6x 20.9x 18.6x 4.8% 13.6% 8.9% 10.0% 2.0x 1.6% 39.1% 13.5%
Centerplate
(3)
14.05 316 498 9.0x 8.6x 18.6x 17.6x NM NM 3.6% 8.4% 4.1% 3.0% 4.0x 5.7% NA 6.0%
Compass 4.43 9,542 11,814 8.5x 8.1x 12.5x 11.8x 21.0x 15.6x 4.6% 6.7% 4.6% 7.0% 1.9x 4.1% 51.6% 9.6%
Elior
(4)
14.59 1,932 2,478 7.6x 7.2x 10.8x 10.0x 15.1x 13.5x 5.8% 8.5% 6.0% NA 2.3x 1.2% 36.4% 9.8%
Sodexho 44.79 7,185 8,611 8.8x 7.9x 11.7x 10.5x 18.5x 16.1x 4.7% 6.4% 4.8% 5.0% 2.3x 2.2% 74.6% 10.1%
Mean 8.4x 7.9x 13.3x 12.3x 18.9x 16.0x 4.7% 8.7% 5.7% 6.3% 2.5x 3.0% 50.4% 9.8%
Median 8.5x 7.9x 12.5x 11.6x 19.7x 15.8x 4.7% 8.4% 4.8% 6.0% 2.3x 2.2% 45.4% 9.8%
Uniform and Career Apparel
United States
Cintas $42.36 $7,139 $7,527 10.4x 9.4x 13.3x 11.9x 21.0x 18.4x 11.0% 20.3% 16.1% 14.3% 0.9x 0.8% 18.9% 11.7%
G&K Services 38.62 826 1,034 8.7x 7.9x 13.5x 11.7x 19.2x 16.9x 6.5% 13.8% 9.3% 12.8% 1.9x 0.2% 3.6% 6.5%
Unifirst 32.05 618 807 6.8x 6.3x 11.2x 10.1x 16.2x 13.9x 6.6% 14.8% 9.2% 12.3% 1.7x 0.2% 7.3% 6.8%
International
Davis Service Group $8.35 $1,425 $1,829 4.5x 4.4x 10.9x 10.4x 13.0x 12.2x 2.8% 32.4% 13.6% 8.0% 1.5x 3.9% 26.0% 8.8%
Rentokil 2.71 4,922 6,677 7.1x 6.8x 11.9x 11.1x 13.5x 12.3x 6.1% 20.3% 12.4% NA 2.4x 4.8% 38.8% 10.8%
Mean 7.5x 7.0x 12.2x 11.0x 16.6x 14.8x 6.6% 20.3% 12.1% 11.9% 1.7x 2.0% 18.9% 8.9%
Median 7.1x 6.8x 11.9x 11.1x 16.2x 13.9x 6.5% 20.3% 12.4% 12.6% 1.7x 0.8% 18.9% 8.8%
Overall Mean 7.9x 7.4x 12.7x 11.7x 17.6x 15.3x 5.7% 14.5% 8.9% 9.1% 2.1x 2.5% 32.9% 9.4%
Overall Median 8.3x 7.7x 12.2x 11.3x 18.5x 15.6x 5.3% 13.7% 9.0% 9.0% 2.0x 1.9% 36.4% 9.7%
Source: I/B/E/S, Investext equity research and Company filings.
Note: Multiples based on financial estimates calendarized to Arrow's fiscal year end of 9/30.
(1) Based on I/B/E/S 5-year long-term growth rates.
(2) Defined as net operating profit after taxes / total book capitalization.
(3) Centerplate trades as an Income Deposit Security.
(4) As of January 11, 2006, the day before Robert Zolade announced he was reviewing the possibility of opening his share capital to new investors;  A cash tender was launched on March 27, 2006.

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Preliminary Selected Companies Analysis (cont’d)
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
FY 2006E EBITDA $796 7.5x – 9.0x $5,971 – $7,165
FY 2007E EBITDA 849 7.0x – 8.5x 5,944 – 7,217
FY 2006E EBIT 529 10.0x – 12.5x 5,290 – 6,613
FY 2007E EBIT 567 9.0x – 11.0x 5,102 – 6,236
Segment Reference Range $5,800 – $6,900
Uniform and Career Apparel
FY 2006E EBITDA $219 7.5x – 10.0x $1,641 – $2,188
FY 2007E EBITDA 239 7.0x – 9.0x 1,671 – 2,148
FY 2006E EBIT 148 10.0x – 12.5x 1,477 – 1,847
FY 2007E EBIT 161 9.0x – 11.0x 1,448 – 1,770
Segment Reference Range $1,600 – $2,000
Subtotal $7,400 – $8,900
Unallocated Corporate Expense
(1)
($39) 7.5x – 9.2x (293) – (360)
Implied Enterprise Value Range $7,107 – $8,540
(–) Enterprise Value Adjustments as of 3/31/06
(2)
(2,005) – (2,005)
Implied Equity Value Reference Range $5,102 – $6,536
Diluted Shares Outstanding 183.8 – 183.8
Implied Equity Value per Share Reference Range $28 – $36
Enterprise Value /
FY 2006E EBITDA 7.3x – 8.8x
FY 2007E EBITDA 6.8x – 8.2x
Source: Management estimates provided to CS on May 25, 2006.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Including FAS 123 non-cash charges in unallocated corporate expense implies an equity value per share of approximately $27 to $34.
(2) Adjustments include option proceeds based on exercisable options.

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Preliminary Enterprise Value Adjustments
The enterprise value adjustments table below serves as the bridge between Arrow’s enterprise value and implied equity value
($ in millions)
Adjustment Value Description
(+) Excess Cash $0
– All cash on balance sheet required for working capital per Company
(+) Cash Proceeds From Option Exercise 95 – 280
– Proceeds received upon option exercise (dependant on stock price)
(–) SURP Liability (81)
– Liability from RSU's held in plan
(–) Est. Funded Debt (1,803)
– Debt held on the balance sheet
(–) A/R Securitization Facility (205)
– Average balance of facility throughout year
(–) Minority Interest (12)
– Minority interest of consolidated JV's
Total Enterprise Value Adjustments ($2,005) – ($1,821)
Source: Management estimates.

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Preliminary Selected Acquisitions Analysis
Selected Acquisitions
($ in millions)
CLOSING
ENTERPRISE
ENTERPRISE VALUE / LTM EBITDA
DATE
ACQUIROR TARGET VALUE
SALES EBITDA
EBIT
(1)
MARGIN
Food and Support Services
Pending EQT / Macquarie Bank Compass Group's SSP Unit $3,172 1.0x 10.9x 16.0x 9.3%
Pending
Holding Bercy Investissement
(2)
Elior 2,727 0.8x 9.7x 13.6x 8.3%
Jan-06 Compass Group Levy Restaurants 490 0.9x NA NA NA
Jul-05 EQT and Goldman Sachs ISS A/S 4,774 0.7x 10.2x 13.0x 7.2x
Jun-04 Charterhouse Capital Partners Autobar Ltd. 967 0.7x NA NA NA
Dec-02 ARAMARK Fine Host 102 0.3x NA NA NA
Mar-02 Compass Group Bon Appetit 156 0.6x NA NA NA
Jan-02 Compass Group Seiyo Food Systems 541 0.9x NA NA NA
Nov-01 ARAMARK ServiceMaster 791 0.4x 8.9x 11.4x 4.7%
Aug-01 Compass Group Crothall Services Group 170 0.5x NA 9.7x NA
Jul-01 Sodexho Alliance SA Sogeres and Wood Dining Services 444 0.7x NA NA NA
Jun-01 Sodexho Alliance SA Sodexho Marriott Services 2,984 0.6x 10.1x 14.3x 6.1%
Jun-01 LSG Lufthansa AG Sky Chefs Inc. 2,468 1.3x NA 22.8x NA
May-01 Compass Group Selecta 735 1.6x 8.6x 15.1x 18.3%
Apr-01 Compass Group Morrison Management Specialists 634 1.2x 17.5x 21.2x 7.1%
Dec-00 Autogrill Passaggio Holding AG 153 1.0x 12.7x NA 7.8%
Jul-00 Granada Compass 9,808 1.3x 17.8x 24.2x 7.1%
Sep-99 Autogrill Host Marriott Services 946 0.7x 7.1x 13.8x 9.3%
Jul-99 SAir Group Dobbs International Services 780 0.9x NA 10.9x NA
Jul-97 Compass Daka 183 0.5x 10.2x NA 4.5%
Feb-97 Investcorp Welcome Break 762 1.4x NA 14.8x NA
Median 0.8x 10.2x 14.3x 7.8%
Sep-03 Unifirst Textilease $178 1.9x 18.7x 27.4x 10.0%
Jun-03 California Investment Fund National Services Industries 104 0.2x 7.3x NM 2.8%
Jul-02 Paribas Affaires Industrielles Elis Group 1,516 1.9x NA NA NA
Jun-02 Davis Service Group Sophus Berendsen 669 1.3x NA 14.1x NA
May-02 Cintas Omni Services 657 2.0x 11.6x 18.4x 17.5%
Mar-99 Cintas Unitog 446 1.6x 10.1x 17.7x 15.7%
Apr-98 Cintas Uniforms To You 169 1.1x NA 9.9x NA
Jul-97 G&K Services 29 NLS Facilities 287 1.4x NA NA NA
Median 1.5x 10.8x 17.7x 0.1x
Overall Median 0.9x 10.2x 14.5x 0.1x
Source: Company filings, press releases, SDC, Capital IQ. Excludes non-recurring items.
(1) Excludes goodwill amortization where applicable.
(2) Holding Bercy Investissement (HBI) is controlled by Robert Zolade (Elior's founder and president), Charterhouse and Chequers Capital.
Uniform and Career Apparel

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Preliminary Selected Acquisitions Analysis (cont’d)
($ in millions, except per share values)
Arrow Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Food and Support Services
LTM 3/31/06 EBITDA $763 9.0x – 10.5x $6,863 – $8,006
LTM 3/31/06 EBIT 512 13.0x – 15.0x 6,661 – 7,686
Segment Reference Range $6,700 – $7,750
Uniform and Career Apparel
LTM 3/31/06 EBITDA $216 9.0x – 11.5x $1,948 – $2,489
LTM 3/31/06 EBIT 139 15.0x – 18.0x 2,078 – 2,493
Segment Reference Range $2,000 – $2,500
Subtotal $8,700 – $10,250
Unallocated Corporate Expense
(1)
($39) 9.0x – 10.7x ($351) – ($419)
Implied Enterprise Value Range $8,349 – $9,831
(–) Enterprise Value Adjustments as of 3/31/06
(2)
(1,821) – (1,821)
Implied Equity Value Reference Range $6,528 – $8,010
Fully Diluted Shares Outstanding 192.4 – 192.4
Implied Equity Value per Share Reference Range $34 – $42
Enterprise Value /
FY 2006E EBITDA 8.6x – 10.1x
FY 2007E EBITDA 8.0x – 9.4x
FY 2006E EBIT 13.1x – 15.4x
FY 2007E EBIT 12.2x – 14.3x
Price /
FY 2006E EPS 20.9x – 25.7x
FY 2007E EPS 18.2x – 22.4x
Source: Management estimates provided to CS on May 25, 2006.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include option proceeds based on total outstanding options.

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Preliminary Segment DCF Analysis
($ in millions, except per share values)
Arrow FY2006E Multiple Range Implied Enterprise Value
Performance Low – High Low – High
Segment Reference Range
Food and Support Services
$796 8.2x – 10.4x $6,500 – $8,300
Uniform and Career Apparel
$219 7.8x – 10.1x 1,700 – 2,200
Subtotal $8,200 – $10,500
Unallocated Corporate Expense
(1)
($39) 8.1x – 10.3x ($316) – ($404)
Implied Enterprise Value Range $7,884 – $10,096
(–) Enterprise Value Adjustments as of 3/31/06
(2)
(1,821) – (1,821)
Implied Equity Value Reference Range $6,064 – $8,275
Fully Diluted Shares Outstanding 192.4 – 192.4
Implied Equity Value per Share Reference Range $32 – $43
Enterprise Value /
FY 2006E EBITDA 8.1x – 10.3x
FY 2007E EBITDA 7.5x – 9.6x
FY 2006E EBIT 12.4x – 15.8x
FY 2007E EBIT 11.5x – 14.7x
Price /
FY 2006E EPS 19.5x – 26.5x
FY 2007E EPS 16.9x – 23.1x
Source: Management estimates provided to CS on May 25, 2006.
(1) Includes unallocated cash corporate expenses multiplied by a segment weighted FY 2006E EBITDA multiple.
(2) Adjustments include option proceeds based on total outstanding options.

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Food and Support Services –
Preliminary DCF Analysis
Implied Enterprise Value Implied Perpetuity Growth Rate
Source: Management estimates provided to CS on May 25, 2006.
Note: Segment financials exclude corporate overhead.
(1) Working capital is allocated based on historical percentage of FSS revenue.
($ in millions)
Projected '05A-'11E
FYE 9/30,
2005A 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $9,409 $9,970 $10,509 $11,114 $11,754 $12,423 $13,120 5.7%
% growth – 6.0% 5.4% 5.8% 5.8% 5.7% 5.6%
EBITDA $724.1 $796.1 $849.1 $910.7 $967.6 $1,033.0 $1,094.6 7.1%
% margin 7.7% 8.0% 8.1% 8.2% 8.2% 8.3% 8.3%
Unlevered Net Income $300.6 $330.6 $354.3 $385.6 $417.4 $447.8 $483.6 8.2%
% Margin 3.2% 3.3% 3.4% 3.5% 3.6% 3.6% 3.7%
Depreciation & Amortization $243.0 $267.1 $282.2 $293.8 $299.8 $316.5 $320.9
% of sales 2.6% 2.7% 2.7% 2.6% 2.6% 2.5% 2.4%
Capital Expenditures ($231.2) ($266.2) ($277.0) ($284.2) ($300.8) ($318.1) ($336.3)
% of sales (2.5%) (2.7%) (2.6%) (2.6%) (2.6%) (2.6%) (2.6%)
(Incr.)/Decr. in Working Capital
(1)
($31.8) ($8.1) $6.5 $4.7 $5.8 $6.5 $7.2
% of sales (0.3%) (0.1%) 0.1% 0.0% 0.0% 0.1% 0.1%
Unlevered FCF $280.7 $323.4 $366.1 $399.9 $422.2 $452.7 $475.4 9.2%
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
9.0%
$6,895 $7,243 $7,591 $7,939 $8,287
9.5%
$6,747 $7,087 $7,427 $7,767 $8,107
10.0%
$6,604 $6,936 $7,268 $7,600 $7,932
10.5%
$6,465 $6,789 $7,113 $7,437 $7,761
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
9.0%
3.0% 3.4% 3.7% 4.0% 4.2%
9.5%
3.5% 3.9% 4.2% 4.5% 4.7%
10.0%
4.0% 4.3% 4.7% 4.9% 5.2%
10.5%
4.5% 4.8% 5.1% 5.4% 5.7%

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Uniform and Career Apparel –
Preliminary DCF Analysis
Source: Management estimates provided to CS on May 25, 2006.
Note: Segment financials exclude corporate overhead.
(1) Working capital is allocated based on historical percentage of AUCA revenue.
Implied Enterprise Value Implied Perpetuity Growth Rate
($ in millions)
Projected '05A-'11E
FYE 9/30,
2005A 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $1,554 $1,630 $1,713 $1,790 $1,870 $1,954 $2,042 4.7%
% growth – 4.9% 5.1% 4.5% 4.5% 4.5% 4.5%
EBITDA $212.9 $218.8 $238.7 $253.0 $267.7 $283.3 $296.8 5.7%
% margin 13.7% 13.4% 13.9% 14.1% 14.3% 14.5% 14.5%
Unlevered Net Income $85.6 $92.3 $100.6 $107.4 $114.4 $121.8 $127.9 6.9%
% Margin 5.5% 5.7% 5.9% 6.0% 6.1% 6.2% 6.3%
Depreciation & Amortization $75.9 $71.1 $77.7 $81.2 $84.7 $88.5 $92.2
% of sales 4.9% 4.4% 4.5% 4.5% 4.5% 4.5% 4.5%
Capital Expenditures ($94.7) ($87.8) ($93.5) ($98.1) ($103.0) ($108.0) ($113.3)
% of sales (6.1%) (5.4%) (5.5%) (5.5%) (5.5%) (5.5%) (5.5%)
(Incr.)/Decr. in Working Capital
(1)
($14.3) ($15.1) ($16.7) ($15.3) ($16.1) ($16.8) ($17.6)
% of sales (0.9%) (0.9%) (1.0%) (0.9%) (0.9%) (0.9%) (0.9%)
Unlevered FCF $52.6 $60.5 $68.1 $75.1 $80.1 $85.4 $89.2 9.2%
Discount Terminal EBITDA Multiple
Rate 8.0x 8.5x 9.0x 9.5x 10.0x
9.5%
5.5% 5.8% 6.0% 6.1% 6.3%
10.0%
6.0% 6.2% 6.4% 6.6% 6.8%
10.5%
6.5% 6.7% 6.9% 7.1% 7.3%
11.0%
7.0% 7.2% 7.4% 7.6% 7.8%
Discount Terminal EBITDA Multiple
Rate 8.0x 8.5x 9.0x 9.5x 10.0x
9.5%
$1,784 $1,876 $1,969 $2,061 $2,153
10.0%
$1,745 $1,835 $1,925 $2,015 $2,105
10.5%
$1,707 $1,795 $1,883 $1,971 $2,058
11.0%
$1,670 $1,756 $1,842 $1,927 $2,013

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Source: Management estimates provided to CS on May 25, 2006.
Note: Consolidated financials include corporate overhead.
Consolidated Preliminary DCF Analysis
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
9.0%
$34.71 $36.93 $39.14 $41.36 $43.58
9.5%
$33.78 $35.94 $38.10 $40.27 $42.43
10.0%
$32.87 $34.98 $37.09 $39.21 $41.32
10.5%
$31.99 $34.05 $36.11 $38.18 $40.24
Discount Terminal EBITDA Multiple
Rate 7.5x 8.0x 8.5x 9.0x 9.5x
9.0%
3.2% 3.5% 3.9% 4.1% 4.4%
9.5%
3.7% 4.0% 4.3% 4.6% 4.9%
10.0%
4.2% 4.5% 4.8% 5.1% 5.3%
10.5%
4.6% 5.0% 5.3% 5.6% 5.8%
($ in millions)
Projected '05A-'11E
FYE 9/30,
2005A 2006E 2007E 2008E 2009E 2010E 2011E CAGR
Sales $10,963 $11,599 $12,222 $12,904 $13,624 $14,378 $15,162 5.6%
% growth – 5.8% 5.4% 5.6% 5.6% 5.5% 5.5%
EBITDA $900.3 $975.8 $1,046.7 $1,120.6 $1,189.9 $1,268.4 $1,340.8 6.9%
% margin 8.2% 8.4% 8.6% 8.7% 8.7% 8.8% 8.8%
Unlevered Net Income $386.3 $423.0 $454.9 $493.0 $531.7 $569.6 $611.5 8.0%
% Margin 3.5% 3.6% 3.7% 3.8% 3.9% 4.0% 4.0%
Depreciation & Amortization $319.0 $338.1 $360.0 $375.0 $384.5 $404.9 $413.1
% of sales 2.9% 2.9% 2.9% 2.9% 2.8% 2.8% 2.7%
Capital Expenditures ($325.9) ($354.0) ($370.5) ($382.3) ($403.7) ($426.1) ($449.6)
% of sales (3.0%) (3.1%) (3.0%) (3.0%) (3.0%) (3.0%) (3.0%)
(Incr.)/Decr. in Working Capital ($46.1) ($23.2) ($10.2) ($10.6) ($10.2) ($10.3) ($10.4)
% of sales (0.4%) (0.2%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%)
Unlevered FCF $333.3 $383.9 $434.1 $475.0 $502.3 $538.2 $564.6 9.2%

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($ in millions)
Incremental Revenue Growth
(200) bps (100) bps 0 bps 100 bps 200 bps
(100) bps
$33.08 $34.22 $35.38 $36.57 $37.78
(50) bps $33.91 $35.06 $36.24 $37.44 $38.67
0 bps
$34.74 $35.90 $37.09 $38.31 $39.56
50 bps $35.57 $36.75 $37.95 $39.19 $40.45
100 bps
$36.40 $37.59 $38.81 $40.06 $41.34
Note: Assumes terminal EBITDA multiple of 8.5x and discount rate of 10.0%.
Sensitivity Considerations
An average of $150 million of acquisitions per year at historical valuation and performance metrics results in approximately $0.75 to $0.85 per share in value
Every 50 basis point change in capital expenditure as a percent of revenue equates to $1.40 per share in value
Revenue Growth and EBITDA Margin Sensitivity Analysis – Implied Share Price Sensitivity
Every 1.0% of incremental revenue growth equates to approximately $475 million of enterprise value (or approximately $1.20 per share).  Every 1.0% of incremental EBITDA margin equates to approximately $330 million of enterprise value (or approximately $1.70 per share).
Preliminary DCF Sensitivity Analysis

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Acquisition Matrix
($ in millions, except per share figures)
Pre-Bid
(1)
Offer Current Acquisition Price per Share
$28.11 $32.00 $32.75 $34.00 $36.00 $38.00 $40.00 $42.00 $44.00
Premium to Current (05/31/06) (14.2%) (2.3%) – 3.8% 9.9% 16.0% 22.1% 28.2% 34.4%
Premium to Pre-Announcement (04/28/06) – 13.8% 16.5% 21.0% 28.1% 35.2% 42.3% 49.4% 56.5%
Fully-Diluted Shares Outstanding 183.8 192.4 192.4 192.4 192.4 192.4 192.4 192.4 192.4
Equity Value $5,167 $6,157 $6,302 $6,542 $6,927 $7,312 $7,697 $8,082 $8,467
Enterprise Value Adjustments (as of 3/31/06) 2,005 1,821 1,821 1,821 1,821 1,821 1,821 1,821 1,821
Enterprise Value $7,172 $7,978 $8,123 $8,363 $8,748 $9,133 $9,518 $9,903 $10,287
PF Buyer Adjustments
(+) Estimated Option Premium Tax Shield $7 $27 $29 $33 $38 $44 $51 $58 $65
(–) Debt Prepayments (9) (9) (9) (9) (9) (9) (9) (9) (9)
PF Buyer Enterprise Value $7,170 $7,997 $8,143 $8,387 $8,777 $9,168 $9,560 $9,951 $10,343
Enterprise Value /
LTM EBITDA (3/31/06) $954 7.5x 8.4x 8.5x 8.8x 9.2x 9.6x 10.0x 10.4x 10.8x
FY2006E EBITDA 976 7.3 8.2 8.3 8.6 9.0 9.4 9.8 10.1 10.5
FY2007E EBITDA 1,047 6.9 7.6 7.8 8.0 8.4 8.7 9.1 9.5 9.8
LTM EBIT (3/31/06) $626 11.5x 12.7x 13.0x 13.4x 14.0x 14.6x 15.2x 15.8x 16.4x
FY2006E EBIT 638 11.2 12.5 12.7 13.1 13.7 14.3 14.9 15.5 16.1
FY2007E EBIT 687 10.4 11.6 11.8 12.2 12.7 13.3 13.9 14.4 15.0
Equity Value /
LTM Net Income (3/31/06) $328 15.7x 18.7x 19.2x 19.9x 21.1x 22.3x 23.4x 24.6x 25.8x
FY2006E Net Income 312 16.5 19.7 20.2 20.9 22.2 23.4 24.6 25.9 27.1
FY2007E Net Income 346 14.9 17.8 18.2 18.9 20.0 21.1 22.2 23.4 24.5
Source: Management estimates provided to CS on May 25, 2006.
Note: LTM and FY2006E EBITDA, EBIT and net income exclude non-cash FAS 123 and RSU corporate expenses of $22.0 million (per management estimates). FY2007E financials exclude $17.0 million.
(1) Assumes exercisable options in the calculations of fully diluted shares outstanding and the enterprise value adjustment.

CONFIDENTIAL 31 4. Review of Current Proposal

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CS Understanding of Consortium Proposal
Offer Price:
$32 per share (13.8% premium to closing market price as of April 28, 2006)
Equity Value: $5.9 billion (19.8x 2006E Net Income; 17.2x 2007E Net Income)
Enterprise Value: $7.9 billion (8.3x 2006E EBITDA; 7.7x 2007E EBITDA)
Form of Consideration:
100% Cash
Financing:
Debt
•  Approximately $6.24 billion of debt or approximately 6.4x LTM Adjusted EBITDA as of June 30, 3006 ($3.62
   billion of bank, $2.62 billion of bond)
•  To be arranged by Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities, Inc.
•  “Highly confident” letter provided by the banks listed above
•  Debt commitment letters to be provided
Equity
•  Approximately $1.9 billion of equity to be provided by the Consortium Members
•  Equity commitment letters to be provided
Consortium Members:
Arrow Management
(1)
GS Capital Partners J.P. Morgan Partners
Thomas H. Lee Partners Warburg Pincus LLC
Management Participation:
Joseph Neubauer (CEO): To roll over equity equal to at least 10%
(2)
200 - 250 Arrow senior managers: 5%
(3)
Management Options
(4)
:
15-17.5% of fully diluted equity
1/3 performance based; 2/3 time-vested
Governance: Board composition: Independent directors to be agreed upon between Mr. Neubauer and the Sponsors;
Sponsors will not control Board until 4 years after closing
Veto rights: Mr. Neubauer to have a veto on an IPO and sale of the Company for 4 years after closing
Note: Certain terms of the proposal, including management’s participation, have not be finalized among the Consortium Members.
(1) CS has been informed that discussions regarding equity participation have been had with Mr. Neubauer (CEO), Fred Sutherland (CFO) and Bart Colli (General Counsel).
(2) Mr. Neubauer is expected to reinvest between 30% and 50% of his existing shareholding.
(3) Mr. Neubauer is expected to backstop 50% of the 5% equity participation by the remaining Arrow management.
(4) Allocation of options to Arrow management to be determined by Mr. Neubauer with the consent of the Sponsors.

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Current Proposal –
Estimated Sources & Uses
The sources and uses table below is based on CS’s understanding of the consortium’s proposed financing arrangement
Preliminary Sources & Uses
($ in millions)
Spread / x of LTM
Sources Amount
%
Int. Rate Adj. EBITDA Uses Amount
%
Excess Cash $0.0 0% – 0.0x Equity Purchase Price $5,886.9 72%
Term Loan B $3,615.0 44% 2.50% 3.7x Refinance Term Loan B 1,553.0 19%
5.0% Notes due 2012 250.0 3% 5.00% 0.3x Refinance 5.0% Notes due 2012 250.0 3%
Senior Unsecured Notes 835.0
10%
8.25% 0.9x Refinance A/R Securitization Facility 200.0
2%
Senior Toggle Notes 835.0 10% 8.75% 0.9x Est. Prepayment Penalties 7.2 0%
Senior Sub. Notes 480.0 6% 10.00% 0.5x Transaction Expenses 264.9 3%
A/R Securitization Facility 225.0 3% 1.00% 0.2x
Total Debt $6,240.0 76% – 6.4x
Management's Contribution
(1)
288.3 4% – –
Sponsors' Equity 1,633.7 20% – –
Total Sources $8,162.0 100% –
–
Total Uses $8,162.0 100%
Note: Leverage multiple based on 6/30/06E LTM adjusted EBITDA of $968.3 million (per management estimates).
(1) Excludes management's promote.

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Street and Shareholder Reaction
“[The offer is]…grossly inadequate and we will not support any transaction with consideration anywhere near that price…We believe the company is worth at least $40 per share.”
“In the event that you are not able to negotiate an appropriate transaction with the buying group, we strongly urge the board of directors to pursue a leveraged recapitalization through a large Dutch tender offer to repurchase Arrow’s shares at $32 per share.”
Eminence Capital LLC – May 4, 2006
“…we think the board’s special committee will require a higher price, in the mid-$30s.”
“…we don’t see opposing offers as likely, and we don’t think management has the appetite for a really aggressive bid. Consequently, if management walks away, we see the stock returning to perhaps $30, or less.”
Morgan Stanley – May 10, 2006
"We think an appropriate LBO value for this high-quality, stable franchise is $35-$38 per share, or over 9x forward EBITDA. Indeed, our DCF model suggests an intrinsic value of $40 per share…we think it is likely that shareholder pressure prompts the Board of
Directors to drive a higher price."
Robert W. Baird – May 11, 2006
"We do not see any potential strategic buyers for the business, particularly on the foodservice side, so any premium to the $32 offer price will likely come from negotiations between the board and the investor group."
Goldman Sachs – May 1, 2006
"This price however remains below [Arrow's] global peers Compass, Elior and Sodexho, who trade as a group at an average multiple of 8.4x, and within a range of 7.9x - 8.7x.  If this same multiple range was applied to Arrow, it would imply a price of $36 - $40…we think it is likely that no other bidders will step in, that the transaction will proceed, but it is also likely that a higher price may be demanded by the independent directors…"
Citigroup – May 1, 2006
"We believe that a price above $35 seems somewhat unlikely due to the high levels of leverage and premium valuations implied by these price levels."  “…we believe the offer price will likely need to come up by $2 receive the approval of the board's special committee."
Lehman Brothers – May 11, 2006
- $3 to the $34 - $35 per share range in order to

CONFIDENTIAL 35 5. Preliminary Review of Selected Alternatives

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DESCRIPTION ADVANTAGE CONSIDERATIONS
Focus on executing
current plan supplemented
with acquisition growth
Modest growth with relatively low risk
profile
Appears to indicate upside potential
in pre-announcement stock price
Deliver value through organic growth
and margin improvement
Fragmented market provides “bolt-
on” acquisition opportunities
Market might ask “What’s next?”
Likely result in immediate stock price
reduction
Potential exposure to near-term
underperformance relative to Street
expectations
Pursue strategic
acquisitions
Potential candidates
include Elior and G&K
Services
Opportunity to create value through
synergies
Broadens product portfolio /
leverages technology infrastructure if
acquire new leg (Cintas strategy)
Opportunity to increase market
presence
Lack of actionable targets in near- term
Limited opportunity for multiple
expansion given comparable
valuations of segments
Integration and execution risk
Consider “unlocking” value
by separating units
Expands potential buyer universe
Cash proceeds from divestiture(s)
could be used for a number of
alternatives (distribution, significant
acquisition)
Lack of significant multiple
differentiation between segments
May restrict strategic transactions
post-separation if spin-off
Tax leverage impacts value creation
opportunity
Increase debt for
shareholder distribution
(repurchase or dividend)
Immediate return of value to
stockholders – potentially at premium
to current stock price in a repurchase
Potentially results in ratings
downgrade / increased cost of capital
Special dividend impact limited vs.
repurchase given accretion effect
Acquisition by financial
sponsor
Realize change of control value for
stockholders
Captures differential between public
and private market valuations
Increased financial risk / reduces
financial flexibility
Sale to or combination
with a strategic party
Realize strategic value for
stockholders
Potential synergies may facilitate
attractive valuation
Limited universe of strategic buyers
with both an appetite and financial
capability
Recapitalization /
Repurchase
Preliminary Review of Selected Alternatives
Pursue
Significant
Acquisition(s)
Implement
Strategic
Plan
Leveraged
Buyout
Corporate Merger /
Sale of Company
Separate
Business Units

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Sensitivity Analysis –
Implied PV of 2008E Stock Price
'05 - '09 EPS CAGR
11.6% 12.6% 13.6%
15.0x $28.89 $29.94 $31.02
(13.3%) (10.2%) (6.9%)
16.0x $30.82 $31.94 $33.09
(7.5%) (4.2%) (0.7%)
16.7x $32.17 $33.33 $34.53
(3.5%) 0.0% 3.6%
18.0x $34.67 $35.93 $37.22
4.0% 7.8% 11.7%
19.0x $36.60 $37.92 $39.29
9.8% 13.8% 17.9%
Note: Arrow's historical 3-year average forward P/E multiple is 17.1x.
Note: Percentages reflect premium / (discount) to management's plan.
Implement
Strategic
Plan
Analysis assumes an estimate of Arrow’s share price discounted to September 2006
Illustrative Future Share Price Analysis
($ in millions, except per share data)
'05 - '09
FYE 9/30,
2005A 2006E 2007E 2008E 2009E CAGR
Management Case
Revenue $10,963 $11,599 $12,222 $12,904 $13,624 5.6%
% Growth 7.6% 5.8% 5.4% 5.6% 5.6%
EPS $1.53 $1.62 $1.86 $2.16 $2.46 12.6%
% Growth 12.5% 5.9% 14.8% 16.1% 13.9%
Implied Value per Share
Assumed Forward P/E Multiple 16.7x 16.7x 16.7x
Implied Future Stock Price $36.07 $41.08 $46.26
PV Stock Price Status Quo
@ 11.0% Cost of Equity
(1)
$28.11
$32.50 $33.33 $33.81
% Premium / (Discount) to Pre-Offer 15.6% 18.6% 20.3%
(1) Based on beta of 0.67 from Barra; risk-free rate of 5.2%; size premium of 0.75% from Ibbotson 2005 yearbook.
to reflect the value of these securities or the prices at which securities actually may be sold.  Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than
These calculations are based upon management estimates of EPS growth rates and current public market trading multiples.  These calculations do not purport those suggested by these calculations.

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ALTERNATIVE RATIONALE CONSIDERATIONS
Willingness of G&K to sell; may require
premium multiple
Improves margins, but may not significantly
impact top-line growth
Integration risk
Potentially higher growth, higher margin
businesses (e.g., consumables, etc.)
Multiple opportunities for cross-selling to
existing client base
Further diversifies revenue stream
Identifying actionable businesses of scale
Potentially higher valuations
Integration risk / management expertise to run
new businesses
Expand AUCA
via Acquisition
of G&K
Expand FSS
via Acquisition
of Elior
New Market
Opportunities
Significantly expands Arrow’s operations in
Europe
Further diversifies Arrow’s geographic
presence
Potential to realize material synergies
Actionability given current going-private tender
offer
– Consortium led by founder and CEO who
controls 20% stake
– Recommended by board and approved by
European Commission
Business mix
– Concentration in French market (59% of
revenue)
– Concession catering (39% of revenue)
generally viewed as less attractive than
contract catering
Integration risk
Most actionable of the three remaining U.S.
public players
Complementary geographic coverage
Potential to realize material synergies
Pursue
Significant
Acquisition(s)
Selected Acquisition Opportunities
Other Potential Targets
Elis
Davis Service Group
UniFirst
Autogrill
Delaware North
Dussmann
ISS

Post-Deal Forward EBITDA Multiple

Post-Deal Forward EBITDA Multiple

CREDIT SUISSE

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Pursue
Significant
Acquisition(s)
G&K Services Acquisition
Post-Deal Share Price
without synergies
Post-Deal Share Price
with $50mm synergies
(100% Cash)
(100% Cash)
Note: Percentages below per share values represent accretion / (dilution)
to pre-offer Arrow share price of $28.11.
Current
Multiple
Current
Multiple
($ in millions)
100% Cash / 0% Stock 50% Cash / 50% Stock
Acquisition Price / Share Acquisition Price / Share
$45.00 $50.00 $45.00 $50.00
Premium to Current (5/31/06) 16.5% 29.5% 16.5% 29.5%
Equity Value $970 $1,083 $970 $1,083
Enterprise Value $1,178 $1,291 $1,178 $1,291
Multiple of 2006E EBITDA 10.1x 11.1x 10.1x 11.1x
Pro Forma Arrow Ownership 100.0% 100.0% 92.5% 91.7%
Pro Forma G&K Services Ownership – – 7.5% 8.3%
FY2007E
Pro Forma EPS Excluding Synergies $1.83 $1.80 $1.82 $1.78
$ Accretion / (Dilution) (0.03) (0.07) (0.05) (0.08)
% Accretion / (Dilution) (1.7%) (3.7%) (2.5%) (4.4%)
Pre-Tax Synergies Required to Break-Even $9 $19 $14 $25
% Accretion / (Dilution) with $50MM of Synergies
(1)
8.0% 6.0% 6.5% 4.4%
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
0.6% (1.1%) (0.4%) (2.0%)
PF Cash EPS % Accretion / (Dilution) with $50MM of Synergies
(1)(2)
10.3% 8.6% 8.6% 6.9%
FY2008E
Pro Forma EPS Excluding Synergies $2.18 $2.14 $2.14 $2.10
$ Accretion / (Dilution) 0.02 (0.02) (0.02) (0.06)
% Accretion / (Dilution) 0.9% (0.8%) (1.0%) (2.8%)
Pre-Tax Synergies Required to Break-Even NM $5 $7 $18
% Accretion / (Dilution) with $50MM of Synergies
(1)
9.3% 7.5% 6.7% 4.8%
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
2.9% 1.4% 0.8% (0.7%)
PF Cash EPS % Accretion / (Dilution) with $50MM of Synergies
(1)(2)
11.3% 9.8% 8.6% 6.9%
Preliminary Credit Analysis
Stand-Alone
Total Debt
(3)
/ LTM EBITDA
2.0x 2.9x 3.0x 2.4x 2.5x
Total Debt
(3)
/ Book Capitalization 57.4% 68.9% 69.7% 58.1% 57.9%
(1)  Company estimates.
(2)  Excludes amortization expense associated with the transaction.
(3)  Acquiror total and net debt include convertible debt and capitalized leases.
Note: Assumes transaction closes 9/30/06; interest rate of 7.5% on new debt; identifiable intangibles at 15% of excess purchase price over net tangible book value, amortized
Note: over 10 years.
Acquisition Purchase Price
$45.00 $50.00
$27.98 $27.33
(0.5%) (2.8%)
$29.35 $28.70
4.4% 2.1%
$32.05 $31.40
14.0% 11.7%
$34.76 $34.11
23.7% 21.3%
6.7x
7.0x
7.5x
8.0x
Acquisition Purchase Price
$45.00 $50.00
$26.12 $25.47
(7.1%) (9.4%)
$27.40 $26.75
(2.5%) (4.8%)
$29.97 $29.32
6.6% 4.3%
$32.54 $31.89
15.7% 13.4%
6.7x
7.0x
7.5x
8.0x

Post-Deal Forward EBITDA Multiple

Post-Deal Forward EBITDA Multiple

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Pursue
Significant
Acquisition(s)
Elior Acquisition
Post-Deal Share Price
without synergies
Post-Deal Share Price
with $40mm synergies
(100% Cash)
(100% Cash)
Note: Percentages below per share values represent accretion / (dilution)
to pre-offer Arrow share price of $28.11.
Current
Multiple
Current
Multiple
Acquisition Purchase Price
Offer Price 10% Premium
$25.18 $23.93
(10.4%) (14.9%)
$26.21 $24.98
(6.7%) (11.1%)
$28.80 $27.54
2.4% (2.0%)
$31.35 $30.10
11.5% 7.1%
6.7x
7.0x
7.5x
8.0x
Acquisition Purchase Price
Offer Price 10% Premium
$26.67 $25.42
(5.1%) (9.6%)
$27.77 $26.54
(1.2%) (5.6%)
$30.47 $29.21
8.4% 3.9%
$33.13 $31.88
17.9% 13.4%
6.7x
7.0x
7.5x
8.0x
($ in millions)
100% Cash / 0% Stock
Offer Price
(1)
$16.53 $18.19
Premium to Current (5/31/06) – 10.0%
Equity Value $2,182 $2,402
Enterprise Value $2,749 $2,968
Multiple of 2006E EBITDA 8.5x 9.1x
Pro Forma Arrow Ownership 100.0% 100.0%
Pro Forma Elior Ownership – –
FY2007E
Pro Forma EPS Excluding Synergies $1.79 $1.70
$ Accretion / (Dilution) (0.08) (0.16)
% Accretion / (Dilution) (4.2%) (8.8%)
Pre-Tax Synergies Required to Break-Even $22 $45
% Accretion / (Dilution) with $40MM of Synergies
(2)
3.6% (1.0%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(3)
3.8% (0.2%)
PF Cash EPS % Accretion / (Dilution) with $40MM of Synergies
(2)(3)
11.5% 7.6%
FY2008E
Pro Forma EPS Excluding Synergies $2.15 $2.06
$ Accretion / (Dilution) (0.01) (0.10)
% Accretion / (Dilution) (0.7%) (4.6%)
Pre-Tax Synergies Required to Break-Even $4 $28
% Accretion / (Dilution) with $40MM of Synergies
(2)
6.0% 2.1%
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(3)
6.2% 2.8%
PF Cash EPS % Accretion / (Dilution) with $40MM of Synergies
(2)(3)
12.9% 9.5%
Preliminary Credit Analysis
Stand-Alone
Total Debt
(4)
/ LTM EBITDA
2.0x 3.8x 3.9x
Total Debt
(4)
/ Book Capitalization 57.4% 77.2% 78.0%
(1)  Current bid of €13.40 converted at $1.2338 / €1.000.
(2)  Assumes synergies of 1.5% of target revenues.
(3)  Excludes amortization expense associated with the transaction.
(4)  Acquiror total net debt includes convertible debt and capital leases.
Note: Assumes transaction closes 9/30/06; interest rate of 9.0% on new debt; identifiable intangibles of 15% of excess purchse price
Note: amortized over 10 years.

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ALTERNATIVE ADVANTAGES CONSIDERATIONS
Current initiatives aimed at
unlocking synergy value
Dilutive to margins / ROIC
Creates pure-play foodservice
company
Historically limited synergy
between segments
Promotes management focus /
facilitates creation of incentive
tools on individual segments
Important to servicing global
customers
Tax leakage
Probable valuation discount to
recent historical trends
Appears to be value dilutive to
neutral
Divest FSS –
International
Divest AUCA
Promotes focus on higher margin
U.S. businesses
Cash proceeds could be used to
expand higher ROIC businesses
Would likely attract interest from
several potential strategic buyers
Separate
Business
Units
Divestiture Considerations
PROCESS OBSERVATIONS
Spin-off / Split-off
Increases probability of realizing
higher multiple for uniform
business
Potentially tax-efficient structure
Viable public market company
Allows stockholders to “self select”
May increase value enhancing
alternatives for uniform segment
Sale
Likely significant interest from
financial sponsors
Limited group of strategic buyers
given transaction size
Tax leakage
Sale appears to provide some
value accretion
Likely not candidate for public
market alternatives
Could expect significant interest in
sale process

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A spin-off of AUCA could be a tax-efficient alternative to a straight sale
Stockholders could benefit from pure-play economics
Assumes spin-off is effective September 2006
Separate
Business
Units
Spin-Off AUCA
Implied Effective Value – Consolidated Pro Forma Stand-alone
Business Unit Financials
Implied Effective Value – By Segment
Note: Percentages below per share values represent accretion / (dilution) to pre-offer Arrow share price of $28.11.
Note: Percentages below per share values represent segment’s contribution to overall share price.
($ in milliions)
FYE 9/30,
2006E 2007E
FSS Standalone
Revenue $9,969.8 $10,508.9
% Growth 6.0% 5.4%
EBITDA
(1)
$748.2 $803.7
% Margin 7.5% 7.6%
Debt / EBITDA
(1)
2.1x –
AUCA Standalone
Revenue $1,629.5 $1,713.2
% Growth 4.9% 5.1%
EBITDA
(1)
$205.6 $225.9
% Margin 12.6% 13.2%
Debt / EBITDA
(1)
2.1x –
Source: Management estimates provided to CS on May 25, 2006.
(1) Assumes 100% of corporate overhead and debt allocated based on EBITDA contribution
PF Trading Multiple of FSS '07E EBITDA
6.0x 6.7x 8.0x
$23.92 $26.99 $32.68
(14.9%) (4.0%) 16.2%
$25.16 $28.22 $33.90
(10.5%) 0.4% 20.6%
$26.39 $29.45 $35.13
(6.1%) 4.8% 25.0%
9.0x
8.0x
7.0x
FSS AUCA
Multiple of AUCA '07E EBITDA Multiple of FSS '07E EBITDA
AUCA Midpoint 8.0x FSS Midpoint 6.7x
$18.30 $6.13
72.7% 22.7%
$21.13 $7.09
74.9% 25.1%
$26.47 $8.07
78.1% 27.4%
6.0x
6.7x
8.0x
7.0x
8.0x
9.0x

Transaction Multiples for AUCA LTM EBITDA

CREDIT SUISSE

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A sale of AUCA would provide significant cash proceeds to Arrow
Limited group of strategic buyers
CS believes an auction would garner significant financial sponsor interest
Key Assumptions
Transaction close of September 2006
AUCA is sold for 9.0x – 11.5x LTM EBITDA
Tax basis of $960 million (based on management estimates)
Proceeds used to pay down debt (alternative uses could include share buyback)
Illustrative Analysis of Proceeds Estimated Value to Arrow Stockholders
Separate
Business
Units
Divest AUCA
($ in millions)
LOW HIGH
Potential Sale of AUCA $1,948 – $2,381
Assumed Tax Basis 960
Gain on Sale $988 – $1,421
Cash Taxes (at 37.5%) 370 – 533
Net Cash Proceeds to Arrow $1,577 – $1,848
Implied Effective Multiple 7.3x – 8.5x
Note: Percentages below per share values represent accretion / (dilution) to pre-offer Arrow share price of $28.11.
PF Multiples of Arrow '07E EBITDA
6.0x 6.7x 8.0x
9.00x $26.02 $29.26 $35.26
(7.4%) 4.1% 25.4%
10.25x
$26.94 $30.18 $36.18
(4.2%) 7.3% 28.7%
11.50x $27.86 $31.09 $37.10
(0.9%) 10.6% 32.0%

Transaction Multiples for FSS–Int'l LTM EBITDA

CREDIT SUISSE

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Arrow could sell its International business and focus exclusively on its U.S. operations
Would be attractive to both strategic buyers and financial sponsors
Historical performance vs. broader peer group could lead to discounted valuation
Key Assumptions
Transaction close as of September 2006
FSS–International is sold for 8.0x – 10.0x LTM EBITDA
Tax basis of $728 million (based on management estimates)
Proceeds used to pay down debt (alternative uses could include share buyback)
Illustrative Analysis of Proceeds Estimated Value to Arrow Stockholders
Separate
Business
Units
Divest FSS–International
($ in millions)
LOW HIGH
Potential Sale of FSS–Int'l $903 – $1,204
Assumed Tax Basis 728
Gain on Sale $175 – $476
Cash Taxes (at 37.5%) 65 – 178
Net Cash Proceeds to Arrow $837 – $1,025
Implied Effective Multiple 5.6x – 6.8x
Note: Percentages below per share values represent accretion / (dilution) to pre-offer Arrow share price of $28.11.
(x)
PF Multiples of Arrow '07E EBITDA
6.0x 6.7x 8.0x
8.0x
$25.25 $28.75 $35.24
(10.2%) 2.3% 25.4%
9.0x $25.77 $29.26 $35.75
(8.3%) 4.1% 27.2%
10.0x $26.28 $29.77 $36.26
(6.5%) 5.9% 29.0%

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ALTERNATIVE ADVANTAGES CONSIDERATIONS
One-time benefit
Depresses stock option value
Forego EPS accretion associated with a
repurchase
Can be modified opportunistically to manage capital
structure
Equitable way to return cash to stockholders
Unlikely to be viable response to current
proposal
Decreases future flexibility – difficult to
decrease once raised
Depresses stock option value
Forego EPS accretion
Increase
Regular
Dividend
Significant
Share
Repurchase
Issue
Special
Dividend
Significant repurchase can be affected at a premium to
current stock price
Allows stockholders to “self select”; helps manage
exodus of arbs in the absence of a transaction
EPS accretive
Increases leverage
Depending on insider participation, may
enhance control position
Provides credible signal about strong future cash flow
generation
Facilitates payout ratio which compares more favorably to
peer group
Equitable way to return cash to stockholders
Perceived as good corporate governance, as regular
dividends reduce investor concerns regarding EPS
management vs. a repurchase strategy
Recapitalization /
Repurchase
Overview of Capital
Distribution Strategies

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Analysis reflects the value of Arrow on a per share basis assuming a recapitalization
CS believes Arrow could increase leverage to 2.5x EBITDA and repurchase a meaningful amount of stock, while maintaining its investment grade rating
CS believes leverage of 4.5x EBITDA could be achieved without the market viewing Arrow as “over-levered”
Analysis of Share Repurchase
Recapitalization /
Repurchase
PF Value Per Share (@ $34 Repurchase Price) –
% Premium to Pre-Offer Price
Forward P/E
$0.00 15.5x 16.7x 17.5x
10% 2.5x $29.70 $31.73 $33.09
5.7% 12.9% 17.7%
26% 3.5x $31.18 $32.91 $34.07
10.9% 17.1% 21.2%
42% 4.5x $32.53 $33.94 $34.88
15.7% 20.7% 24.1%
($ in millions, except per share data)
Repurchase Price per Share Repurchase Price per Share
$32.00 $34.00 $36.00 $32.00 $34.00 $36.00
% Premium 13.8% 21.0% 28.1% 13.8% 21.0% 28.1%
Pro Forma LTM Credit Statistics Status Quo
(1)
Debt / EBITDA 1.9x 2.5x 2.5x 2.5x 4.5x 4.5x 4.5x
Transaction Overview
New Debt Issued $618 $618 $618 $2,554 $2,554 $2,554
Shares Repurchased (MM) 19.3 18.2 17.2 79.8 75.1 71.0
% of Shares Outstanding 10.8% 10.1% 9.6% 44.5% 41.9% 39.6%
Financing Rate
(2)
7.15% 7.15% 7.15% 7.26% 7.26% 7.26%
Implied Valuation Status Quo
FY07E EPS $1.86 $1.90 $1.88 $1.87 $2.12 $2.03 $1.95
% Accretion / (Dilution) 2.0% 1.3% 0.7% 14.1% 9.1% 5.1%
FY07E P/E Multiple 16.7x 16.7x 16.7x 15.5x 15.5x 15.5x
PF Implied Arrow Stock Price $31.69 $31.48 $31.28 $32.88 $31.46 $30.30
Implied 2007E EBITDA Multiple 7.4x 7.4x 7.4x 7.6x 7.6x 7.6x
Effective Value Per Average Share
Average Value Received in Repurchase $3.45 $3.45 $3.45 $14.25 $14.25 $14.25
Residual Value of Arrow Equity 28.28 28.29 28.29 18.24 18.28 18.31
Total Value per Share $31.73 $31.73 $31.74 $32.49 $32.53 $32.55
% Premium to Pre-Offer Price 12.9% 12.9% 12.9% 15.6% 15.7% 15.8%
Note: Analysis assumes management estimates provided to CS on May 25, 2006, Arrow pre-offer stock price of $28.11 and 179 million basic shares outstanding.
(1) Assumes debt balance at the end of FY2006 of $1,803.0 million and EBITDA of $968.3 million.
(2) Assumes financing rates of L + 1.75% on new bank debt and 7.50% on new senior unsecured notes.

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Analysis of Share Repurchase (cont’d)
Recapitalization /
Repurchase
Analysis reflects the value of Arrow on a per share basis assuming a recapitalization
Assumes PF total debt / LTM 6/30/06E EBITDA of 4.5x and repurchase at $34 per share, or approximately 42% of outstanding shares
Sources & Uses
($ in millions)
Spread / x of LTM
Sources Amount % Int. Rate Adj. EBITDA Uses Amount %
New Bank Debt $1,109.9 43% 1.75% 1.1x Repurchase Shares $2,490.6 98%
Senior Unsecured Notes 1,444.6 57% 7.50% 1.5x Transaction Expenses 63.9 3%
Total Sources $2,554.4 100% – 2.6x Total Uses $2,554.4 100%
Note: Leverage multiple based on 6/30/06E LTM adjusted EBITDA of $968.3 million (per management estimates).
These calculations are based upon management estimates of EPS growth rates and current public market trading multiples.  These calculations do not purport to reflect the value of these securities or the prices at which securities actually may be sold.  Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by these calculations.
Summary Projected Financials
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $12,904 $13,624 $14,378 $15,162
% Growth --   5.4% 5.6% 5.6% 5.5% 5.5%
Adjusted Net Income $207 $214 $261 $310 $355 $409
% Margin 1.8% 1.8% 2.0% 2.3% 2.5% 2.7%
Adjusted EPS $1.90 $2.03 $2.49 $2.96 $3.39 $3.90
% Accretion / (Dilution) 17.5% 9.1% 15.5% 20.3% 22.5% 24.7%
P/E Multiple 15.5x 15.5x 15.5x 15.5x 15.5x NA
PV Implied Price per Share
(1)
$31.46 $34.83 $37.23 $38.45 $39.86 NA
Effective Value per Share
Average Value Received in Repurchase $14.25 $14.25 $14.25 $14.25 $14.25 $14.25
Residual Value of Arrow Equity 18.28 20.24 21.63 22.33 23.16 NA
Effective Value per Share $32.53 $34.48 $35.87 $36.58 $37.41 NA
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $2,663 $2,445 $2,176 $1,934 $1,599 $1,211
Cumulative Bank Debt Paid Down 8.2% 18.3% 27.4% 40.0% 54.5%
Total Debt $4,357 $4,139 $3,870 $3,628 $3,294 $2,906
Credit Statistics Summary
Senior Debt / EBITDA 2.7x 2.4x 2.0x 1.7x 1.3x 0.9x
Total Debt / EBITDA 4.4x 4.0x 3.5x 3.1x 2.6x 2.2x
Note: Analysis assumes implied price per share discounted to present value at cost of equity of 11.0%.
Pro Forma Ownership
(shares in millions)
Current
Participates
Pro Rata
Does Not
Participate
Joseph Neubauer
A Shares 23.8 13.8 23.8
B Shares 0.0 0.0 0.0
Total Shares 23.8 13.8 23.8
Economic Interest 13.3% 13.3% 22.8%
Voting Interest 33.7% 33.7% 49.6%
Public Float 67.2% 67.2% 59.8%

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Analysis of Share Repurchase (cont’d)
Recapitalization /
Repurchase
Analysis reflects the value of Arrow on a per share basis assuming a recapitalization
Assumes PF total debt / LTM 6/30/06E EBITDA of 2.5x and repurchase at $34 per share, or approximately 10% of outstanding shares
Sources & Uses
($ in millions)
Spread / x of LTM
Sources Amount % Int. Rate Adj. EBITDA Uses Amount %
New Bank Debt $383.6 62% 1.75% 0.4x Repurchase Shares $602.3 98%
Senior Unsecured Notes 234.2 38% 7.50% 0.2x Transaction Expenses 15.4 3%
Total Sources $617.8 100% – 0.6x Total Uses $617.8 100%
Note: Leverage multiple based on 6/30/06E LTM adjusted EBITDA of $968.3 million (per management estimates).
These calculations are based upon management estimates of EPS growth rates and current public market trading multiples.  These calculations do not purport to reflect the value of these securities or the prices at which securities actually may be sold.  Calculations based upon estimates of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by these calculations.
Summary Projected Financials
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $12,904 $13,624 $14,378 $15,162
% Growth --   5.4% 5.6% 5.6% 5.5% 5.5%
Adjusted Net Income $295 $307 $357 $409 $459 $518
% Margin 2.5% 2.5% 2.8% 3.0% 3.2% 3.4%
Adjusted EPS $1.78 $1.88 $2.21 $2.53 $2.84 $3.20
% Accretion / (Dilution) 9.8% 1.3% 2.2% 2.9% 2.6% 2.3%
P/E Multiple 16.7x 16.7x 16.7x 16.7x 16.7x NA
PV Implied Price per Share
(1)
$31.48 $33.20 $34.32 $34.70 $35.24 NA
Effective Value per Share
Average Value Received in Repurchase $3.45 $3.45 $3.45 $3.45 $3.45 $3.45
Residual Value of Arrow Equity 28.29 29.84 30.84 31.18 31.67 NA
Effective Value per Share $31.73 $33.28 $34.29 $34.63 $35.12 NA
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $1,937 $1,633 $1,274 $938 $506 $15
Cumulative Bank Debt Paid Down 15.7% 34.2% 51.6% 73.9% 99.2%
Total Debt $2,421 $2,117 $1,758 $1,422 $990 $499
Credit Statistics Summary
Senior Debt / EBITDA 2.0x 1.6x 1.2x 0.8x 0.4x 0.0x
Total Debt / EBITDA 2.5x 2.1x 1.6x 1.2x 0.8x 0.4x
Note: Analysis assumes implied price per share discounted to present value at cost of equity of 11.0%.
Pro Forma Ownership
(shares in millions)
Current
Participates
Pro Rata
Does Not
Participate
Joseph Neubauer
A Shares 23.8 21.4 23.8
B Shares 0.0 0.0 0.0
Total Shares 23.8 21.4 23.8
Economic Interest 13.3% 13.3% 14.8%
Voting Interest 33.7% 33.7% 36.5%
Public Float 67.2% 67.2% 66.1%

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Recent LBO precedents indicate the debt markets are willing to finance highly leveraged transactions.
Debt markets remain very strong by historical standards
A number of recent “going private” transactions have employed significant leverage
Based on preliminary analysis, CS believes an LBO could be affected with leverage levels ranging from 6.5x – 7.0x debt / LTM EBITDA
(1) Equity Invested includes $160 million of rollover equity. Assumes $500 million Holdco bridge outstanding.
(2) Not pro forma for the Dovonex acquisition.
(3) Equity Invested includes $119 million of rollover equity.
(4) Equity Invested includes $35 million of non-cash consideration in form of warrants issued to Time Warner, offset in part by write-off of $11 million of prepaid financing-related fees.
(5) As of the time of the Dynamit Nobel acquisition. Equity Invested includes $404 million of new cash equity
(6) Equity Invested includes $309 million of rollover equity.
(7) Based on adjusted LTM EBITDA (June 30) of $968.3 million.
Leveraged
Buyout
Overview of Recent LBOs
Recent Large LBO Transactions
($ in millions)
Date of Enterprise Initial Equity Total Debt Equity Total Debt /
Acquisition Transaction Value Invested as % of EV as % of EV EBITDA
Jul-05 Sungard
(1)
$12,138 $3,660 69.8% 30.2% 7.5x
Jan-05 Warner Chilcott
(2)
3,283 1,283 60.9% 39.1% 7.3x
Pending EDMC 3,250 1,300 60.0% 40.0% 6.7x
Sep-04 Vanguard Health
(3)
1,930 749 61.2% 38.8% 6.7x
Jul-04
PanAm Sat 4,370 550 87.4% 12.6% 6.4x
Oct-05
Neiman Marcus 4,740 1,467 69.1% 30.9% 6.3x
Apr-04 Warner Music
(4)
2,924 1,074 63.3% 36.7% 5.9x
Jan-05
Intelsat 5,172 515
90.0% 10.0%
5.9x
Jul-04 Rockwood
(5)
3,666 760 79.3% 20.7% 5.9x
Jul-04
Loews Theaters 1,545 447 71.1% 28.9% 5.4x
Sep-04
Jostens
(6)
2,267 568 74.9% 25.1% 5.1x
Mean $4,117 $1,125 71.5% 28.5% 6.3x
Median 3,283 760 69.8% 30.2% 6.3x
Current Proposal $7,853 $1,922
75.5% 24.5%
6.4x
% Variance to Mean 90.8% 70.9% 5.6% (14.0%) 2.0%

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Adjustments focused on getting “credit”
for unusual items that have negatively
impacted LTM performance
CS has assumed the adjustments
taken would be accepted by the market
Further support increased leverage in
the capital structure
Leveraged
Buyout
LTM Adjusted EBITDA Bridge
($ in millions)
As of 6/30/06
Reported EBITDA $938.7
Adjustments:
Non-cash option expense $12.9
RSU's 4.0
PF SeamlessWeb EBITDA 5.0 $26.5
PF Iron City EBITDA 2.4
PF Park Avenue EBITDA 2.2
Hurricane impact 5.5
New Orleans Convention Center 4.1
Loss on sale of Glen Cove 2.1
Spain business conduct policy 1.9
Bad debts – airline bankruptcies 1.6
Schlumberger business conduct policy 1.2
Divested earnings (Quantum) (1.1)
Gain on disposal of vending divisions (1.2)
Gain on Premier (1.9)
Gain on Quantum divestiture (2.9)
Katrina insurance proceeds (6.2)
Total Adjustments $29.7
Adjusted LTM EBITDA $968.3
The following adjustments have been proposed by the management team to the financing consortium as the “financeable LTM 6/30/06E EBITDA
”

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($ in millions)
Spread / x of LTM
Sources Amount % Int. Rate Adj. EBITDA Uses Amount %
Excess Cash $0.0 0% – 0.00x Equity Purchase Price @ $35 per Share $6,455.2 74%
Term Loan B $3,147.0 36% 2.25% 3.25x Refinance Term Loan B 1,553.0 18%
A/R Securitization Facility 225.0 3% 1.00% 0.23x Rollover A/R Securitization Facility 225.0 3%
5.0% Notes due 2012 250.0 3% 5.00% 0.26x Rollover 5.00% Notes 250.0 3%
Senior Unsecured Notes 847.3 10% 9.00% 0.88x Est. Prepayment Penalties 8.9 0%
Senior Toggle Notes 847.3 10% 9.75% 0.88x Transaction Expenses 200.0 2%
Senior Sub. Notes 1,210.4 14% 10.25% 1.25x
Holdco PIK 251.2 3% 12.50% 0.26x
Total Debt $6,778.2 78% – 7.00x
Sponsors' Equity 1,913.9 22% – –
Total Sources $8,692.1 100% – – Total Uses $8,692.1 100%
Note: Leverage multiple based on 6/30/06E LTM adjusted EBITDA of $968.3 million (per management estimates).
Leveraged
Buyout
Preliminary LBO Analysis
Sources and Uses
Financial Summary
($ in millions)
LTM Projected Fiscal Year Ending September 30,
09/30/06 2007 2008 2009 2010 2011
Revenues $11,599 $12,222 $12,904 $13,624 $14,378 $15,162
% Growth --   5.4% 5.6% 5.6% 5.5% 5.5%
EBITDA $984 $1,030 $1,103 $1,171 $1,248 $1,320
% Margin 8.5% 8.4% 8.5% 8.6% 8.7% 8.7%
Balance Sheet Summary
Cash $44 $44 $44 $44 $44 $44
Bank Debt $3,622 $3,563 $3,459 $3,390 $3,236 $3,038
Cumulative Bank Debt Paid Down 1.6% 4.5% 6.4% 10.6% 16.1%
Total Debt $6,778 $6,719 $6,616 $6,546 $6,393 $6,194
Credit Statistics Summary
Senior Debt / EBITDA 3.7x 3.5x 3.1x 2.9x 2.6x 2.3x
Total Debt / EBITDA 6.9x 6.5x 6.0x 5.6x 5.1x 4.7x
EBITDA / Int. Exp. 1.7x 1.8x 1.9x 2.1x 2.2x 2.4x
Source: Management estimates provided to CS on May 25, 2006.

Exit Multiple of EBITDA

Total Leverage

CREDIT SUISSE

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Purchase Price vs.
Exit Multiple @ 7.0x Leverage
Purchase Price vs.
Leverage
Note: Assumes 5-year return and total leverage at close of 7.0x 6/30/06E LTM adjusted EBITDA.
Note: Assumes 5-year return and exit multiple of 8.5x FY11E EBITDA.
Leveraged
Buyout
Illustrative LBO Return
Sensitivity Analysis
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x
8.0x 8.4x 8.6x 8.8x 9.0x 9.2x
7.5x 22.9% 16.8% 14.4% 12.2% 10.3% 8.5%
8.0x 27.0% 20.7% 18.2% 15.9% 13.9% 12.1%
8.5x
30.5% 24.1% 21.5% 19.2% 17.1% 15.3%
9.0x 33.8% 27.2% 24.5% 22.1% 20.0% 18.1%
9.5x 36.7% 30.0% 27.3% 24.8% 22.7% 20.7%
Premium to Pre-Bid
13.8% 21.0% 24.5% 28.1% 31.6% 35.2%
Implied Offer Price  $32.00 $34.00 $35.00 $36.00 $37.00 $38.00
Entry '06E EBITDA x
8.0x 8.4x 8.6x 8.8x 9.0x 9.2x
6.50x 25.8% 21.1% 19.1% 17.3% 15.6% 14.1%
6.75x 28.0% 22.5% 20.2% 18.2% 16.3% 14.6%
7.00x
30.5% 24.1% 21.5% 19.2% 17.1% 15.3%
7.25x 34.0% 26.1% 23.1% 20.4% 18.1% 16.0%
7.50x 38.7% 28.7% 25.1% 22.0% 19.2% 16.9%

Cerberus

Texas Pacific Group

The Blackstone Group

Apollo

Bain Capital

The Carlyle Group

CVC

BC Partners

Permira

KKR

Apax Partners

Credit Suisse

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Possible Lead Sponsor Candidates
Approx. Fund Size
$16.0
15.0
12.5
10.2
8.0
7.9
7.3
7.3
6.1
5.8
5.2
Note: Fund size represents largest current fund.
($ in billions)
CS believes there are a limited number of
sponsors who have the required equity
available to compete in a process.
1 - 2 additional consortia bidders may be
formed
Key considerations:
Management willingness to partner with
another sponsor group
– Unclear whether another consortium
would proceed with a bid without
management’s backing
– Management has stated its strong
desire to partner with existing group
– New sponsor’s willingness to offer
management terms as attractive as
existing agreement
Alternatives to existing management
team
Strategic interest / ability to pay
Leveraged
Buyout
Preliminary List of Potential
Financial Buyers

Autogrill	✓		◔	◑	◑	◑	◔
Compass Group	✓		◔	◕	◑	●	◔
Elior	✓		◔	○	○	○	○
Sodexho	✓		◔	◑	◑	●	◑
Cintas		✓	◔	◑	◑	●	○
elis		✓	○	○	◔	○	○
Rentokil Initial		✓	○	◔	◔	◑	○
ECOLAB			○	◑	◔	●	○
ISS			◔	○	●	◔	◔

CREDIT SUISSE

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($ in millions)
Foodservice Uniform Interest Financial U.S. Overall
Buyer Financial Summary Focus Focus in Whole Capability Acquisitive Interest Assessment Comments
'06E Sales
$4,801
Mkt. Cap. 3,977
'06E Sales $20,913
Mkt. Cap. 9,568
'06E Sales
$3,847
Mkt. Cap. 2,198
'06E Sales
$16,091
Mkt. Cap. 7,345
'06E Sales
$3,550
Mkt. Cap. 6,959
'06E Sales $1,278
Owned by
Paribas Affaires Industrielles
'06E Sales
$4,544
Mkt. Cap. 5,022
'06E Sales
$4,775
Mkt. Cap. 9,994
'06E Sales $7,921
Owned by
GS Capital and EQT
Note: Sodexho, Autogrill, Elior and Elis are converted at €1.272 / $1.000; Compass and Rentokil are converted at £1.855 / $1.000; ISS is converted at 0.171DKK / $1.000.
While it may appear that there are a number of possible strategic parties, CS believes strategic interest in the whole Company will be limited.
Primarily focused on roadway catering
Internally focused
Likely restricted to cash consideration given
potential flowback or raising cash through sale of
equity
Recent LBO
Has expressed interest
Significant potential synergies
No interest in foodservice; non-union focus in
uniforms
Large acquisition; likely focused on uniforms
May be interested in uniform segment
Has historically declined to compete with clients
Recent LBO and overlapping investor limits
credibility as competing bidder
Corporate Merger /
Sale of Company
Potential Strategic Buyer Landscape

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Corporate Merger /
Sale of Company
Merger Consequences –
Compass Acquires Arrow
Source: Compass estimates based on Investext equity research.
($ in millions)
100% Cash / 0% Stock 50% Cash / 50% Stock
Acquisition Price / Share Acquisition Price / Share
$35.00 $38.00 $40.00 $35.00 $38.00 $40.00
Premium to Current (5/31/06) 6.9% 16.0% 22.1% 6.9% 16.0% 22.1%
Equity Value $6,455 $7,032 $7,610 $6,455 $7,032
$7,610
Enterprise Value $8,302 $8,879 $9,457 $8,302 $8,879 $9,457
Multiple of 2006E EBITDA 8.7x 9.3x 9.9x 8.7x 9.3x 9.9x
Pro Forma Compass Ownership 100.0% 100.0% 100.0% 74.7% 73.1%
71.5%
Pro Forma Arrow Ownership – – – 25.3% 26.9% 28.5%
FY2007E
Pro Forma EPS Excluding Synergies $0.21 $0.19 $0.17 $0.23 $0.22 $0.21
$ Accretion / (Dilution) (0.07) (0.09) (0.11) (0.05) (0.07)
(0.08)
% Accretion / (Dilution) (24.3%) (31.6%) (38.8%) (18.2%) (23.1%) (27.7%)
Pre-Tax Synergies Required to Break-Even $217 $282 $348 $221 $287 $352
% Accretion / (Dilution) with $171MM of Synergies
(1)
(5.2%) (12.5%) (19.8%) (4.2%) (9.3%) (14.3%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
(12.5%) (18.8%) (25.1%) (9.6%) (13.9%) (18.1%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
6.5% 0.2% (6.1%) 4.5% (0.2%) (4.7%)
FY2008E
Pro Forma EPS Excluding Synergies $0.28 $0.25 $0.23 $0.28 $0.26 $0.25
$ Accretion / (Dilution) (0.05) (0.07) (0.09) (0.04) (0.06)
(0.07)
% Accretion / (Dilution) (14.1%) (20.9%) (27.6%) (13.7%) (18.5%) (23.1%)
Pre-Tax Synergies Required to Break-Even $136 $201 $266 $182 $251 $320
% Accretion / (Dilution) with $171MM of Synergies
(1)
3.6% (3.1%) (9.9%) (0.8%) (5.9%) (10.8%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
(3.2%) (9.0%) (14.9%) (5.8%) (10.1%) (14.3%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
14.6% 8.7% 2.8% 7.1% 2.5% (2.0%)
Preliminary Credit Analysis
Stand-Alone
Total Debt
(3)
/ LTM EBITDA 3.7x 5.8x 6.1x 6.3x 4.4x 4.5x 4.7x
Total Debt
(3)
/ Book Capitalization
54.5% 76.0% 76.8% 77.5% 57.9% 57.6%
57.4%
(1)  Based on management estimates of $171 million.
(2)  Excludes amortization expense associated with the transaction.
(3)  Acquiror total and net debt include convertible debt and capitalized leases.
Note: Assumes transaction closes 9/30/06; interest rate of 9.5% on new debt; identifiable intangibles at 15% of excess purchase price over net tangible book value, amortized over 10 years.

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Corporate Merger /
Sale of Company
Merger Consequences –
Arrow Acquires Compass
Source: Compass estimates based on Investext equity research.
($ in millions)
100% Cash / 0% Stock 50% Cash / 50% Stock
Acquisition Price / Share Acquisition Price / Share
$5.00 $5.50 $6.00 $5.00 $5.50 $6.00
Premium to Current (5/31/06) 13.0% 24.3% 35.6% 13.0% 24.3% 35.6%
Equity Value $10,802 $11,912 $13,028 $10,802 $11,912 $13,028
Enterprise Value $15,480 $16,590 $17,706 $15,480 $16,590 $17,706
Multiple of 2006E EBITDA 11.1x 11.9x 12.8x 11.1x 11.9x 12.8x
Pro Forma Arrow Ownership 100.0% 100.0% 100.0% 52.7% 50.3% 48.0%
Pro Forma Compass Ownership – – – 47.3% 49.7% 52.0%
FY2007E
Pro Forma EPS Excluding Synergies $0.57 $0.12 ($0.34) $1.29 $1.10 $0.93
$ Accretion / (Dilution) (1.29) (1.75) (2.20) (0.57) (0.76) (0.93)
% Accretion / (Dilution) (69.3%) (93.6%) (118.0%) (30.8%) (40.9%) (50.1%)
Pre-Tax Synergies Required to Break-Even $358 $483 $609 $305 $424 $545
% Accretion / (Dilution) with $171MM of Synergies
(1)
(36.3%) (60.5%) (84.9%) (13.6%) (24.5%) (34.4%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
(30.7%) (51.8%) (72.9%) (10.7%) (20.1%) (28.7%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
2.3% (18.7%) (39.8%) 6.6% (3.6%) (13.0%)
FY2008E
Pro Forma EPS Excluding Synergies $1.11 $0.65 $0.20 $1.57 $1.37 $1.18
$ Accretion / (Dilution) (1.05) (1.51) (1.96) (0.59) (0.79) (0.98)
% Accretion / (Dilution) (48.8%) (69.7%) (90.8%) (27.4%) (36.7%) (45.2%)
Pre-Tax Synergies Required to Break-Even $292 $417 $542 $313 $441 $569
% Accretion / (Dilution) with $171MM of Synergies
(1)
(20.2%) (41.2%) (62.2%) (12.5%) (22.5%) (31.6%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
(15.4%) (33.6%) (51.8%) (10.0%) (18.7%) (26.7%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
13.1% (5.1%) (23.3%) 4.9% (4.5%) (13.2%)
Preliminary Credit Analysis
Stand-Alone
Total Debt
(3)
/ LTM EBITDA 2.0x 7.7x 8.2x 8.7x 5.4x 5.6x 5.9x
Total Debt
(3)
/ Book Capitalization
57.4% 92.5% 92.9% 93.3% 64.7% 64.0% 63.3%
(1)  Based on management estimates of $171 million.
(2)  Excludes amortization expense associated with the transaction.
(3)  Acquiror total and net debt include convertible debt and capitalized leases.
Note: Assumes transaction closes 9/30/06; interest rate of 9.5% on new debt; identifiable intangibles of 15% of excess purchse price amortized over 10 years.

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Corporate Merger /
Sale of Company
Merger Consequences –
Sodexho Acquires Arrow
Source: Sodexho estimates based on Investext equity research.
($ in millions)
100% Cash / 0% Stock 50% Cash / 50% Stock
Acquisition Price / Share Acquisition Price / Share
$35.00 $38.00 $40.00 $35.00 $38.00 $40.00
Premium to Current (5/31/06) 6.9% 16.0% 22.1% 6.9% 16.0% 22.1%
Equity Value $6,455 $7,032 $7,610 $6,455 $7,032 $7,610
Enterprise Value $8,302 $8,879 $9,457 $8,302 $8,879 $9,457
Multiple of 2006E EBITDA 8.7x 9.3x 9.9x 8.7x 9.3x 9.9x
Pro Forma Sodexho Ownership 100.0% 100.0% 100.0% 69.0% 67.1% 65.4%
Pro Forma Arrow Ownership – – – 31.0% 32.9% 34.6%
FY2007E
Pro Forma EPS Excluding Synergies $2.19 $1.94 $1.70 $2.34 $2.19 $2.04
$ Accretion / (Dilution) (0.61) (0.85) (1.09) (0.45) (0.60) (0.75)
% Accretion / (Dilution) (21.7%) (30.3%) (39.0%) (16.1%) (21.6%) (26.8%)
Pre-Tax Synergies Required to Break-Even $148 $207 $266 $160 $220 $280
% Accretion / (Dilution) with $171MM of Synergies
(1)
3.3% (5.4%) (14.0%) 1.1% (4.8%) (10.5%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
(6.3%) (13.7%) (21.1%) (5.5%) (10.4%) (15.1%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
18.7% 11.3% 3.9% 11.7% 6.3% 1.2%
FY2008E
Pro Forma EPS Excluding Synergies $2.90 $2.66 $2.42 $2.83 $2.67 $2.51
$ Accretion / (Dilution) (0.27) (0.51) (0.75) (0.34) (0.51) (0.66)
% Accretion / (Dilution) (8.5%) (16.2%) (23.8%) (10.7%) (15.9%) (20.9%)
Pre-Tax Synergies Required to Break-Even $66 $125 $185 $121 $185 $249
% Accretion / (Dilution) with $171MM of Synergies
(1)
13.4% 5.8% (1.8%) 4.4% (1.2%) (6.5%)
PF Cash EPS % Accretion / (Dilution) Excluding Synergies
(2)
5.0% (1.5%) (8.0%) (1.4%) (6.1%) (10.6%)
PF Cash EPS % Accretion / (Dilution) with $171MM of Synergies
(1)(2)
27.0% 20.5% 14.0% 13.7% 8.6% 3.7%
Preliminary Credit Analysis
Stand-Alone
Total Debt
(3)
/ LTM EBITDA
2.3x 5.5x 5.8x 6.1x 3.8x 4.0x 4.1x
Total Debt
(3)
/ Book Capitalization 43.8% 78.9% 79.8% 80.6% 54.8% 54.6% 54.4%
(1)  Based on management estimates of $171 million.
(2)  Excludes amortization expense associated with the transaction.
(3)  Acquiror total and net debt include convertible debt and capitalized leases.
Note: Assumes transaction closes 9/30/06; interest rate of 8.0% and 8.5% on new debt in 50% cash / 50% stock scenario and 100% cash scenario, respectively ; identifiable intangibles at 15% of excess
Note: purchase price over net tangible book value, amortized over 10 years.

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Next Steps
Agree on strategic path
Investigate the operational, tax and legal ramifications of different potential timing sequences of various strategic alternatives, as necessary
Determine optimal path – utilize multiple-track approach to maximize leverage and execution
Construct strategy with respect to external and internal communications

CONFIDENTIAL 60 Appendix

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Arrow Shareholder Profile
Arrow’s officers, employees and directors hold approximately two-thirds of the voting shares.
Rank Shareholder
Class
A Shares
(1)
Class
B Shares
Total
Shares Held
% Total
Shares
Held
% Voting
Shares
Held
(2)
Portfolio
Turnover
Corporate
Governance
Sensitivity
1
Ariel Capital Management LLC – 15,191,950 15,191,950 8.5% 2.2%
        $
2 Eminence Capital LLC – 11,121,975 11,121,975 6.2% 1.6%
3 Fidelity Management & Research Co. – 10,238,959 10,238,959 5.7% 1.5%
4 Lazard Asset Management – 6,731,120 6,731,120 3.8% 1.0%         $
5 Cooke & Bieler LP – 5,683,915 5,683,915 3.2% 0.8%
6
American Century Investment Mgmt. – 5,083,428 5,083,428 2.8% 0.7%
7 Jarislowsky, Fraser Ltd. – 4,588,067 4,588,067 2.6% 0.7%         $
8 Brown Brothers Harriman & Co. – 3,243,383 3,243,383 1.8% 0.5%
9 Harris Associates LP – 3,145,200 3,145,200 1.8% 0.4%         $
10 Vanguard Group, Inc. – 2,253,992 2,253,992 1.3% 0.3%
Top 10 Institutions – 67,281,989 67,281,989 37.5% 9.6%
Other Institutions – 50,915,268 50,915,268 28.4% 7.2% Legend
Total Institutions – 118,197,257 118,197,257 65.9% 16.8%
GARP High High
Joseph Neubauer 23,895,683 40,305 23,935,988 13.3% 34.0% Index Moderate Moderate/High
Arrow Retirement and Savings Plan
(3)
15,035,660 312,038 15,347,698 8.6% 21.4%
Value Low Moderate
James Ksansnak 2,460,732 459 2,461,191 1.4% 3.5% Hedge Fund Moderate/Low
Bruce Lindsay
(4)
1,777,596 – 1,777,596 1.0% 2.5%
Yield %
L. Frederick Sutherland 1,755,812 – 1,755,812 1.0% 2.5%
Other Executive Directors and Officers 2,489,603 256,938 2,746,541 1.5% 3.6%
Total Executive Directors and Officers 47,415,086 609,740 48,024,826 26.8% 67.6%
Other Shareholders 10,701,463 2,480,344 13,181,807 7.3% 15.6%
Total Shares Outstanding
(5)
58,116,549 121,287,341 179,403,890 100.0% 100.0%
Source: Public company filings, SEC filings and FactSet Research Systems.
(1) Class A shares entitle holders to ten votes per share, while the Class B stockholders are entitled to one vote per share (although both shares carry the same economic interest).
(2) Calculated by weighting Class A shares 10 to 1 against Class B shares.
(3) U.S. Trust is the independent trustee.  The vote is passed through by U.S. Trust to the participants in the relevant plan.
(4) Mr. Lindsay acts as an independent trustee with sole voting power for shares held for the benefit of Neubauer family trusts.
(5) Excludes stock options.
Investment
Orientation

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